                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                   VANECK FUNDS
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2017

EXPLANATORY NOTE: This Form N-CSR/A for VanEck Funds (the "Registrant") is being filed solely to reflect a change in the information for the secondary benchmark indices for the Unconstrained Emerging Markets Bond Fund (the "Fund"), the J.P.
Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM)
and the J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI),
within the Performance Comparison section of the Fund's annual report within
Item 1 "Report to Shareholders". The annual reports for the other funds of the
Registrant are contained in the Form N-CSR filed on March 9, 2018 (Accession
Number 0000930413-18-000884) and are not amended or modified in any way by this
Form N-CSR/A. Other than the aforementioned amendments, no other information or disclosures contained in the Registrant's Form N-CSR filed on March 9, 2018 are being amended by this Form N-CSR/A.

Item 1. Report to Shareholders

ANNUAL REPORT December 31, 2017

VanEck Funds

CM Commodity Index Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
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What?

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■  Social Security number and account balances

■  assets and payment history

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How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?	We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

CM COMMODITY INDEX FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The CM Commodity Index Fund (“Fund”) returned 6.58% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2017. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (“CMC Index”).1 Unlike traditional indices, which tend to provide exposure only to short-term futures contracts, the CMC Index, with its constant maturity approach, spreads its exposure across multiple maturities. By doing so, the CMC Index seeks to reduce the adverse effects of negative roll which can cause performance lag in traditional indices.

The CMC Index returned 8.14% during the 12 month period.2 The Fund and the CMC Index each comfortably outperformed both the S&P® GSCI Index (SPGSCI),3 which gained 5.77% and the Bloomberg Commodity Index (BCOM),4 which gained 1.70%.

Fund performance for the 12 month period was derived primarily from swap contracts on the CMC Index. Contracts outstanding as of December 31, 2017 are presented in the Fund’s Consolidated Schedule of Investments.

January 1 - December 31, 2017 Index Sector Performances
	CMC Index	BCOM	SPGSCI
Energy	5.63%	-4.31%	6.39%
Industrial Metals	31.14%	29.35%	29.09%
Precious Metals	11.66%	10.94%	11.98%
Agriculture	-9.48%	-11.05%	-11.92%
Livestock	14.78%	6.36%	8.36%

Source: Bloomberg. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The performance shown for the indices does not reflect fees and charges, which are assessed with the purchase and ownership of the Fund. Indices are not securities in which investments can be made.

Market Overview

2017 was another good year for commodities and the CMC Index even though during the first half, the CMC Index and other commodity indices were weak due to a sharp decline in the energy sector caused by a rapid rebound in U.S. shale crude oil production. The first half weakness turned out to be pause in what we believe will be a multi-year cyclical rally off the first quarter 2016 bear market low. Most sectors continued the ongoing rebalancing process, as demand outpaced production and the improving global growth outlook, combined with a declining U.S. dollar, supported

1

CM COMMODITY INDEX FUND

(unaudited) (continued)

the second half rebound. In the second half, the CMC Index rallied approximately 18% from the spring lows. For the year, driven largely by the upturn in the global economic outlook, the industrial metals sector was the strongest performing sector with aluminum and copper the best individual components.

We believe the positive trend in commodities could continue in 2018 and might be entering the most exciting phase of this cyclical bull market. The global growth outlook is positive and may be further supported by the U.S. tax cuts and reform legislation that was passed and signed into law in December. As always, there are some risks to the positive outlook, particularly a possible rally in the U.S. dollar if the U.S. Federal Reserve raises rates faster than expected in response to a stronger U.S. economy.

Fund Review — Performance Drivers

For the 12 month period, all sectors in the CMC Index, except for agriculture, were up, several significantly. Industrial metals was the strongest sector (+31.14%), followed by livestock, precious metals, and energy. Aluminum was the best performing individual commodity component with a gain of 33.14% during the 12 month period. Within the livestock sector (+14.78%), both live cattle and lean hogs provided positive returns. Gold and silver provided positive returns in the precious metals sector (+11.66%). Within the energy sector (+5.63%), all commodity components, except natural gas, provided positive returns and gas oil was the best performer. Cotton was the best performing commodity in the agriculture sector (-9.48%).

From a sector performance perspective, the CMC Index outperformed both BCOM and SPGSCI in the industrial metals (helped by the CMC Index’s larger allocation to industrial metals), livestock, and agriculture sectors. Only SPGSCI outperformed the CMC Index in the energy and precious metals sectors.

Fund Review — Roll Yield

The CMC Index roll yield5 outperformed both the BCOM and SPGSCI in all sectors except precious metals, in which it only slightly underperformed SPGSCI and still outperformed BCOM. The livestock sector provided the CMC Index and SPGSCI with the only positive roll yields recorded by any indices in any sector over the 12 month period. All three indices suffered from significant negative roll yields in agriculture sector. However, because of their larger allocation to natural gas, SPGSCI and BCOM also suffered from significant negative roll yields in the energy sector.

2

From 12/31/2016	To 12/31/2017	Composite	Energy	Industrial Metals
ROLL YIELD	CMC Index	-2.55%	-1.30%	-1.35%
ROLL YIELD	BCOM	-6.33%	-8.81%	-2.46%
ROLL YIELD	SPGSCI	-5.70%	-6.17%	-2.35%

From 12/31/2016	To 12/31/2017	Precious Metals	Agriculture	Livestock
ROLL YIELD	CMC Index	-1.79%	-6.28%	4.44%
ROLL YIELD	BCOM	-1.87%	-9.14%	-0.49%
ROLL YIELD	SPGSCI	-1.79%	-10.01%	0.14%

Source: VanEck, Bloomberg. Past performance is not guarantee of future results; current performance may be lower or higher that the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an index.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index, or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly high. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these

3

CM COMMODITY INDEX FUND

(unaudited) (continued)

and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest.

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Roland Morris, Jr.	Gregory F. Krenzer
Portfolio Manager	Deputy Portfolio Manager

January 19, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 29 commodities futures contracts from within five sectors. The CMC Index is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]	The Fund is passively managed and may not hold each CMC Index component in the same weighting as the CMC Index and is subject to certain expenses that the CMC Index is not. The Fund thus may not exactly replicate the performance of the CMC Index.

[3]	S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.

[4]	Bloomberg Commodity Index (BCOM) is composed of futures contracts on 22 physical commodities covering five sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.
4

[5]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] - 1. “Backwardation” is the opposite of contango, and refers to a downward sloping term structure. Backwardation tends to occur in contracts and during periods when traders are concerned about scarcity of supplies. Thus, traders would rather have commodities in-hand now (spot) than in the future, and will pay for the privilege. “Contango” refers to an upward sloping term structure, in which indices that hold front-month contracts will incur a cost each time contracts expire and must be rolled to more expensive, longer-dated contracts. As contracts move closer to expiration, their value converges with spot prices. So, “contango cost” usually is measured by the difference between spot prices and front-month futures.
5

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/17	Class A-CMCAX After Maximum Sales Charge[1]	Class A-CMCAX Before Sales Charge	CMCITR
One Year	0.46%	6.58%	8.14%
Five Year	(8.59)%	(7.51)%	(6.19)%
Life* (annualized)	(7.18)%	(6.39)%	(5.06)%
Life* (cumulative)	(40.64)%	(37.03)%	(30.49)%

Average Annual Total Return 12/31/17	Class I-COMIX After Maximum Sales Charge[2]	Class I-COMIX Before Sales Charge	CMCITR
One Year	n/a	6.95%	8.14%
Five Year	n/a	(7.23)%	(6.19)%
Life* (annualized)	n/a	(6.09)%	(5.06)%
Life* (cumulative)	n/a	(35.61)%	(30.49)%

Average Annual Total Return 12/31/17	Class Y-CMCYX After Maximum Sales Charge[3]	Class Y-CMCYX Before Sales Charge	CMCITR
One Year	n/a	6.71%	8.14%
Five Year	n/a	(7.28)%	(6.19)%
Life* (annualized)	n/a	(6.15)%	(5.06)%
Life* (cumulative)	n/a	(35.85)%	(30.49)%
*	since 12/31/10 (Class A, Class I, and Class Y).
6

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index diversified across 29 commodity components from within five sectors, specifically energy, precious metals, industrial metals, agriculture and livestock.

7

CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
CM Commodity Index Fund
Class A	Actual	$1,000.00	$1,119.90	0.95%	$5.08
	Hypothetical**	$1,000.00	$1,020.42	0.95%	$4.84
Class I	Actual	$1,000.00	$1,122.60	0.65%	$3.48
	Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Class Y	Actual	$1,000.00	$1,120.30	0.70%	$3.74
	Hypothetical**	$1,000.00	$1,021.68	0.70%	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 97.3%

United States Treasury Obligations: 95.8%
	United States Treasury Bills
$50,000,000	1.04%, 01/04/18 (a)	$49,995,660
17,000,000	1.07%, 01/18/18 (a)	16,991,430
45,000,000	1.07%, 01/11/18 (a)	44,986,626
60,000,000	1.10%, 01/25/18 (a)	59,956,000
50,000,000	1.14%, 02/01/18 (a)	49,950,917
50,000,000	1.21%, 02/08/18	49,936,403
50,000,000	1.28%, 03/08/18 (a)	49,883,654
45,000,000	1.37%, 03/22/18	44,866,687
		366,567,377
Number
of Shares		Value

Money Market Fund: 1.5%
5,544,857	AIM Treasury Portfolio – Institutional Class	$5,544,857
Total Short-term Investments (Cost: $372,107,858)		372,112,234
Other assets less liabilities: 2.7%		10,421,021
NET ASSETS: 100.0%		$382,533,255

Total Return Swap Contracts—As of December 31, 2017.

Long Exposure

			Rate paid		% of
Counter-	Referenced	Notional	by the	Termination	Net	Unrealized
party	Obligation	Amount	Fund (b)	Date	Assets	Appreciation
UBS	UBS Bloomberg Constant Maturity Commodity Index Total Return	$372,536,000	1.88%	01/03/18	2.7%	$10,240,929

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $67,922,431.

(b)	The rate shown reflects the rate in effect at the reporting period: 3 Month T-Bill rate + 0.43%.

Summary of Investments	% of
by Sector	Investments	Value
Government	98.5%	$366,567,377
Money Market Fund	1.5	5,544,857
	100.0%	$372,112,234

See Notes to Consolidated Financial Statements

10

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Money Market Fund	$5,544,857	$—	$—	$5,544,857
United States Treasury Obligations	—	366,567,377	—	366,567,377
Total	$5,544,857	$366,567,377	$—	$372,112,234
Other Financial Instruments:
Swap Contract	$—	$10,240,929	$—	$10,240,929

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Consolidated Financial Statements

11

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (Cost: $372,107,858)	$372,112,234
Total return swap contracts, at value	10,240,929
Receivables:
Shares of beneficial interest sold	1,818,001
Dividends and interest	5,664
Prepaid expenses	7,298
Total assets	384,184,126
Liabilities:
Payables:
Shares of beneficial interest redeemed	1,399,294
Due to Adviser	109,729
Due to Distributor	4,704
Deferred Trustee fees	134,431
Accrued expenses	2,713
Total liabilities	1,650,871
NET ASSETS	$382,533,255
Class A Shares:
Net Assets	$22,188,894
Shares of beneficial interest outstanding	4,554,165
Net asset value and redemption price per share	$4.87
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$5.17
Class I Shares:
Net Assets	$177,577,924
Shares of beneficial interest outstanding	35,675,897
Net asset value, offering and redemption price per share	$4.98
Class Y Shares:
Net Assets	$182,766,437
Shares of beneficial interest outstanding	36,823,855
Net asset value, offering and redemption price per share	$4.96
Net Assets consist of:
Aggregate paid in capital	$417,550,639
Net unrealized appreciation	10,245,305
Accumulated net investment loss	(45,261,707)
Accumulated net realized gain	(982)
$382,533,255

See Notes to Consolidated Financial Statements

12

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends	$82,928
Interest	2,792,649
Foreign taxes withheld	(4,527)
Total income	2,871,050
Expenses:
Management fees	2,525,553
Distribution fees - Class A	59,937
Transfer agent fees - Class A	58,802
Transfer agent fees - Class I	143,966
Transfer agent fees - Class Y	225,954
Custodian fees	13,840
Professional fees	70,284
Registration fees - Class A	24,494
Registration fees - Class I	24,500
Registration fees - Class Y	10,045
Reports to shareholders	54,607
Insurance	15,475
Trustees’ fees and expenses	47,155
Other	9,170
Total expenses	3,283,782
Waiver of management fees	(944,540)
Net expenses	2,339,242
Net investment income	531,808
Net realized gain (loss) on:
Investments sold	(21)
Swap contracts	13,540,197
Net realized gain	13,540,176
Net change in unrealized appreciation (depreciation) on:
Investments	(6,207)
Swap contracts	10,541,163
Net change in unrealized appreciation	10,534,956
Net Increase in Net Assets Resulting from Operations	$24,606,940

See Notes to Consolidated Financial Statements

13

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
Operations:
Net investment income (loss)	$531,808	$(1,123,390)
Net realized gain	13,540,176	32,818,410
Net change in unrealized appreciation (depreciation)	10,534,956	5,008,926
Net increase in net assets resulting from operations	24,606,940	36,703,946
Dividends to shareholders from:
Net investment income
Class A Shares	(890,256)	(2,410,782)
Class I Shares	(7,468,361)	(12,539,296)
Class Y Shares	(7,361,497)	(11,855,207)
Total dividends	(15,720,114)	(26,805,285)
Share transactions:
Proceeds from sale of shares
Class A Shares	15,025,537	16,728,596
Class I Shares	68,968,370	57,528,471
Class Y Shares	74,453,584	61,994,025
	158,447,491	136,251,092
Reinvestment of dividends
Class A Shares	685,545	2,183,162
Class I Shares	7,294,850	12,258,628
Class Y Shares	7,146,512	11,310,777
	15,126,907	25,752,567
Cost of shares redeemed
Class A Shares	(20,697,767)	(21,573,418)
Class I Shares	(39,325,621)	(45,443,986)
Class Y Shares	(39,038,249)	(25,312,891)
	(99,061,637)	(92,330,295)
Net increase in net assets resulting from share transactions	74,512,761	69,673,364
Total increase in net assets	83,399,587	79,572,025
Net Assets:
Beginning of year	299,133,668	219,561,643
End of year #	$382,533,255	$299,133,668
# Including accumulated net investment loss	$(45,261,707)	$(29,515,398)

See Notes to Consolidated Financial Statements

14

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2017		2016		2015		2014	2013
Net asset value, beginning of year	$4.76		$4.55		$6.09		$7.59	$8.26
Income from investment operations:
Net investment loss	(0.01	)(b)	(0.03	)(b)	(0.05	)(b)	(0.13)		(0.05)
Net realized and unrealized gain (loss) on investments	0.32		0.71		(1.49)		(1.37)		(0.60)
Payment from Adviser	—		—		—		—	—	(c)(d)
Total from investment operations	0.31		0.68		(1.54)		(1.50)		(0.65)
Less distributions from:
Net investment income	(0.20)		(0.47)		—		—		(0.02)
Net asset value, end of year	$4.87		$4.76		$4.55		$6.09	$7.59
Total return (a)	6.58%		15.01%		(25.29)%		(19.76)%	(7.87	)%(d)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$22,189		$26,835		$28,678		$32,484	$69,026
Ratio of gross expenses to average net assets	1.41%		1.31%		1.25%		1.28%		1.31%
Ratio of net expenses to average net assets	0.95%		0.95%		0.95%		0.95%		0.95%
Ratio to net expenses to average net assets, excluding interest expense	0.95%		0.95%		0.95%		0.95%		0.95%
Ratio of net investment loss to average net assets	(0.12)%		(0.70)%		(0.92)%		(0.89)%		(0.87)%
Portfolio turnover rate	0%		0%		0%		0%		0%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	For the year ended December 31, 2013, 0.01% of the Class A total return, representing $0.001 per share for Class A, consisted of a payment by the Adviser. (See Note 3).

See Notes to Consolidated Financial Statements

15

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2017	2016		2015		2014	2013
Net asset value, beginning of year	$4.86	$4.63		$6.16		$7.67	$8.32
Income from investment operations:
Net investment income (loss)	0.01 (b)	(0.02	)(b)	(0.03	)(b)	(0.02)	—
Net realized and unrealized gain (loss) on investments	0.32	0.72		(1.50)		(1.49)		(0.63)
Payment from Adviser	—	—		—		—	—	(c)(d)
Total from investment operations	0.33	0.70		(1.53)		(1.51)		(0.63)
Less distributions from:
Net investment income	(0.21)	(0.47)		—		—		(0.02)
Net asset value, end of year	$4.98	$4.86		$4.63		$6.16	$7.67
Total return (a)	6.95%	15.18%		(24.84)%		(19.69)%	(7.57	)%(d)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$177,578	$136,710		$107,459		$173,829	$130,176
Ratio of gross expenses to average net assets	0.92%	0.91%		0.90%		0.85%		0.95%
Ratio of net expenses to average net assets	0.65%	0.65%		0.65%		0.65%		0.65%
Ratio to net expenses to average net assets, excluding interest expense	0.65%	0.65%		0.65%		0.65%		0.65%
Ratio of net investment income (loss) to average net assets	0.20%	(0.39)%		(0.62)%		(0.60)%		(0.57)%
Portfolio turnover rate	0%	0%		0%		0%		0%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	For the year ended December 31, 2013, 0.01% of the Class I total return, representing $0.001 per share for Class I, consisted of a payment by the Adviser. (See Note 3)

See Notes to Consolidated Financial Statements

16

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2017	2016		2015		2014	2013
Net asset value, beginning of year	$4.85	$4.62		$6.15		$7.66	$8.31
Income from investment operations:
Net investment income (loss)	0.01 (b)	(0.02	)(b)	(0.04	)(b)	(0.06)		(0.03)
Net realized and unrealized gain (loss) on investments	0.31	0.72		(1.49)		(1.45)		(0.60)
Payment from Adviser	—	—		—		—	—	(c)(d)
Total from investment operations	0.32	0.70		(1.53)		(1.51)		(0.63)
Less distributions from:
Net investment income	(0.21)	(0.47)		—		—		(0.02)
Net asset value, end of year	$4.96	$4.85		$4.62		$6.15	$7.66
Total return (a)	6.71%	15.24%		(24.88)%		(19.71)%	(7.58	)%(d)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$182,766	$135,589		$83,425		$46,129	$56,248
Ratio of gross expenses to average net assets	0.97%	0.99%		1.00%		1.00%		1.07%
Ratio of net expenses to average net assets	0.70%	0.70%		0.70%		0.70%		0.70%
Ratio to net expenses to average net assets, excluding interest expense	0.70%	0.70%		0.70%		0.70%		0.70%
Ratio of net investment income (loss) to average net assets	0.15%	(0.43)%		(0.67)%		(0.65)%		(0.62)%
Portfolio turnover rate	0%	0%		0%		0%		0%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	For the year ended December 31, 2013, 0.01% of Class Y total return, representing $0.001 per share, consisted of a payment by the Adviser (See Note 3).

See Notes to Consolidated Financial Statements

17

VANECK CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The CM Commodity Index Fund (the “Fund”) is a diversified series of the Trust and seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Fund may effect certain investments through the Commodities Series Fund I Subsidiary (the “Subsidiary”), a wholly-owned subsidiary. The Fund offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge. The Van Eck Absolute Return Advisers Corporation (the “Adviser”) is the investment adviser to the Fund and its Subsidiary.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at
18

their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:
19

VANECK CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary, a Cayman Islands exempted company, was incorporated on June 26, 2009. Consolidated financial statements of the Fund, present the financial position and results of operations for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2017, the Fund held $84,639,046 in its Subsidiary, representing 22% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned subsidiary of the Fund is classified as a controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund investment company taxable income. Net losses of the CFC cannot be deducted by the Fund in the current year nor carried forward to offset taxable income in future years.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
20

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms or to exchange interest payment streams based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices or interest rates. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Consolidated Schedule of Investments.

At December 31, 2017, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Asset
Derivatives
Commodities
Futures Risk
Swap contracts[1]	$10,240,929

[1]	Statement of Assets and Liabilities location: Total return swap contracts, at value
21

VANECK CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The impact of transactions in derivative instruments, during the year ended December 31, 2017, were as follows:

Commodities
Futures Risk
Realized gain (loss):
Swap contracts[1]	$13,540,197

Net change in unrealized appreciation (depreciation):
Swap contracts[2]	10,541,163

[1]	Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

Total Return Swaps—The Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the Fund at December 31, 2017 is reflected in the Fund’s Consolidated Schedule of Investments. The average monthly notional amount was $338,399,769 during the year ended December 31, 2017.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities, subject to master netting agreement or similar agreements, as

22

well as financial collateral received or pledged (including cash collateral) as of December 31, 2017. Refer to the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities for collateral received or pledged as of December 31, 2017.

Net Amounts
		Gross	of Liabilities
		Amounts	Presented	Financial
	Gross	Offset in the	in the	Instruments
	Amounts of	Statement of	Statement of	and
	Recognized	Assets and	Assets and	Collateral	Net
	Assets	Liabilities	Liabilities	Pledged	Amount

UBS – Total return swap contracts	$10,240,929	$—	$10,240,929	$—	$10,240,929

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis.Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends interest payments on securities sold short, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2017, are as follows:

23

VANECK CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

		Waiver of
	Expense	Management
	Limitation	Fees
Class A	0.95%	$109,687
Class I	0.65	426,883
Class Y	0.70	407,970

The Adviser reimbursed the Fund through January 14, 2013 for certain swap trading costs as follows:

Year Ended
December 31,
2013
Cm Commodity Index Fund	$24,470

The total return impact of the reimbursement to the Fund and per share amounts are reflected in the Financial Highlights.

For the year ended December 31, 2017, Van Eck Securities Corporation (the “Distributor”), and affiliate of the Adviser, received a total of $16,943 in sales loads relating to the sale of shares of the Fund, of which $14,613 was reallowed to broker/dealers and the remaining $2,330 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—During the year ended December 31, 2017, the Fund had no purchases and sales of investments, other than U.S. government securities and short-term obligations.

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	(Depreciation)
$376,226,524	$6,098,505	$—	$6,098,505

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Accumulated	Other	Unrealized
Ordinary	Capital	Temporary	Appreciation
Income	Losses	Differences	(Depreciation)	Total
$285,450	$(982)	$(134,431)	$(35,167,421)	$(35,017,384)

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016 were as follows:

24

	Year Ended	Period Ended
	December 31, 2017	December 31, 2016
Ordinary income	$15,720,114	$26,805,285

At December 31, 2017, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term
Capital Losses
with No Expiration
$(982)

Additionally, the Fund utilized $39 of its capital loss carryover available from prior years.

During the period ended December 31, 2017 as a result of permanent book to tax differences primarily due to differences in the treatment of income and realized gains from the Fund’s controlled foreign corporation subsidiary, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase	Increase
(Decrease)	(Decrease)	Increase
in Accumulated	in Accumulated	(Decrease)
Net Investment	Net Realized	in Aggregate
Income	Gain (Loss)	Paid in Capital
$(558,003)	$(13,540,137)	$14,098,140

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities

25

VANECK CM COMMODITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

markets. The use of derivatives, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivative instruments can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities.

Swap agreements entered into by the Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Class A
Shares sold	3,218,059	3,400,293
Shares reinvested	144,325	463,516
Shares redeemed	(4,444,913)	(4,525,490)
Net decrease	(1,082,529)	(661,681)
26

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Class I
Shares sold	14,185,388	11,767,771
Shares reinvested	1,504,093	2,548,571
Shares redeemed	(8,150,739)	(9,410,998)
Net increase	7,538,742	4,905,344

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Class Y
Shares sold	15,453,035	12,862,494
Shares reinvested	1,479,609	2,361,331
Shares redeemed	(8,088,214)	(5,312,430)
Net increase	8,844,430	9,911,395

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Trust (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings.

At December 31, 2017, the Fund had no outstanding borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

27

VANECK CM COMMODITY INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of CM Commodity Index Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CM Commodity Index Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of CM Commodity Index Fund (one of the Funds constituting the VanEck Funds) at December 31, 2017, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 23, 2018

28

VANECK CM COMMODITY INDEX FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date:	12/20/2017
Payable Date:	12/21/2017

Ordinary Income Paid Per Share – Class A	$0.198

Ordinary Income Paid Per Share – Class I	$0.212

Ordinary Income Paid Per Share – Class Y	$0.210

Qualified Dividend Income for Individuals	0.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%
29

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

30

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
31

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel, and Assistant Secretary of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers Corporation (VEARA) (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
32

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
33

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	CMCIAR

ANNUAL REPORT December 31, 2017

VanEck Funds

Emerging Markets Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

EMERGING MARKETS FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) returned 49.70% (Class A shares, excluding sales charge) during the 12 month period ended December 31, 2017, and outperformed its benchmark, the MSCI Emerging Markets IMI Index1 (MSCI EM IMI), which gained 37.28% and the MSCI Emerging Markets Index2 (MSCI EM), which was up 37.75%, over the same period.

In 2017, last year’s winners and losers—both by country and sector—were turned on their heads. In particular many large, cyclical, often commodity–based companies, having experienced a banner year in 2016, performed poorly again in 2017—as they had done for a number of years prior. Continuing to maintain a disciplined focus on structural growth and largely eschewing cyclicality served us well.

Growth led value in 2017, reversing 2016’s underperformance. Small caps, however, continued to underperform large caps in 2017. We are excited about the prospect for 2018 as we believe we are in the midst of an earnings up cycle that may last for some time and which is coupled with reasonable valuations and a conducive macro environment.

Fund Review

China was the largest contributor to the Fund’s outperformance followed by Russia and India, while exposures to Turkey and cash both detracted. By sector, information technology, consumer discretionary, and financials added most value. Healthcare continued to struggle. Most of 2017’s outperformance came from large caps. Mid caps also contributed, while small caps’ contribution was flat.

Two of the Chinese investments are involved in the Internet sector. Tencent Holdings Ltd. and Alibaba Group Holding Ltd. (6.5% and 5.6% of Fund net assets, respectively†) both strengthened operations during the year. They maintained very visible growth (despite, or perhaps because of, their scale), and continued to offer exciting earnings growth prospects as their quasi-monopolistic positions (Tencent in social media and Alibaba in eCommerce) broadened and deepened. South Africa-based Naspers Ltd. (3.7% of Fund net assets†) not only continued to benefit from its substantial holding in Tencent, but also engaged in corporate activity to realize value. China Lodging Group Ltd. (2.2% of Fund net assets†) benefited from a successful capex program, including acquisitions, which saw its operating leverage “kicking in”.

1

EMERGING MARKETS FUND

(unaudited) (continued)

Our other top holding, Samsung Electronics Co., Ltd. (6.5% of Fund net assets†), based in South Korea, manufactures a wide range of consumer electronics, information technology, and mobile communication products. Its semiconductor business manufactures a wide range of memory chips. The scope for the company’s NAND flash memory and, in particular, its dynamic random-access memory (DRAM) has become much wider. There are now fewer producers and in addition to applications becoming more broad-based they are also using more memory and are less price sensitive.

The five greatest detractors from performance during the 12 month period were from around the globe. Brazilian car rental company Movida Participações S.A. (0.7% of Fund net assets†) suffered both from unexpectedly high losses in its operations in terms of damaged and stolen cars and slower than expected improvement in its car resale business. Another company, Biotoscana Investments S.A. (0.5% of Fund net assets†) which develops, manufactures, and distributes pharmaceutical products, suffered as a result of both changes in management and a slowdown in its business. At Russian food retailer Magnit PJSC (sold by the Fund during the period), operational difficulties squeezed margins and the company also suffered as inflation in the country came down. Taiwanese company Basso Industry Corp. (0.5% of Fund net assets†), a leading manufacturer of pneumatic tools, experienced slower than expected sales recovery due to U.S. dollar depreciation. Finally, BanRegio Grupo Financiero S.A.B. de C.V. (0.7% of Fund net assets†), a Mexican bank, experienced a slowdown in growth, together with challenging lending to very small companies in Mexico City.

We have now had formal indication that China A-shares will be included in the Fund’s benchmark index, albeit with a small weighting. Although currently the weighting is modest, it should be easier for stocks to be added incrementally to increase the weighting of A-shares in the index. We believe this supports the Fund’s decision to be a relative early investor in China A-shares.

Strategy and Outlook

There has definitely been enhanced interest in the emerging markets asset class over the past year. Since the asset class has underperformed for a number of years, positioning in it remains still relatively light. Previously, there were better and less risky alternatives offering better returns. We believe that now the pendulum has swung the other way and returns appear to overwhelm any perception there may be of enhanced

2

risk. However, while there may be less risk, certain countries that are still struggling and there continue to be issues with others.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the emerging markets equity updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager

January 19, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

3

EMERGING MARKETS FUND

(unaudited) (continued)

†	All Fund assets referenced are Total Net Assets as of December 31, 2017.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

On April 1, 2017, the MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) replaced the MSCI Emerging Markets Index (MSCI EM) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI EM IMI is more representative of the emerging markets all capitalization universe.

[1]	MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) is an all-market capitalization index that is designed to measure equity market performance of 24 emerging markets countries. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

[2]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted large- and mid-capitalization index that is designed to measure equity market performance of 24 emerging markets countries.
4

TOP TEN EQUITY HOLDINGS*

December 31, 2017 (unaudited)

Samsung Electronics Co. Ltd.	6.5%
Tencent Holdings Ltd.	6.5%
Alibaba Group Holding Ltd.	5.6%
Naspers Limited	3.7%
Ping An Insurance (Group) Company of China, Ltd.	3.5%
Sberbank Russia OJSC	3.0%
China Lodging Group Ltd.	2.2%
JD.com, Inc.	2.1%
CIE Automotive SA	1.9%
Beijing Capital International Airport Co. Ltd.	1.7%

* Percentage of net assets. Portfolio is subject to change.
5

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2017, (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

On April 1, 2017, the MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) replaced the MSCI Emerging Markets Index (MSCI EM) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI EM IMI is more representative of the emerging markets all capitalization universe.

Average Annual Total Return 12/31/17	Class A-GBFAX After Maximum Sales Charge[1]	Class A-GBFAX Before Sales Charge	MSCI EM IMI	MSCI EM
One Year	41.12%	49.70%	37.28%	37.75%
Five Year	6.22%	7.49%	4.84%	4.73%
Ten Year	1.55%	2.15%	2.19%	2.02%
Average Annual Total Return 12/31/17	Class C-EMRCX After Maximum Sales Charge[2]	Class C-EMRCX Before Sales Charge	MSCI EM IMI	MSCI EM
One Year	47.56%	48.56%	37.28%	37.75%
Five Year	6.58%	6.58%	4.84%	4.73%
Ten Year	1.35%	1.35%	2.19%	2.02%
Average Annual Total Return 12/31/17	Class I-EMRIX After Maximum Sales Charge[3]	Class I-EMRIX Before Sales Charge	MSCI EM IMI	MSCI EM
One Year	n/a	50.40%	37.28%	37.75%
Five Year	n/a	8.00%	4.84%	4.73%
Ten Year	n/a	2.73%	2.19%	2.02%
Average Annual Total Return 12/31/17	Class Y-EMRYX After Maximum Sales Charge[4]	Class Y-EMRYX Before Sales Charge	MSCI EM IMI	MSCI EM
One Year	n/a	50.32%	37.28%	37.75%
Five Year	n/a	7.84%	4.84%	4.73%
Life* (annualized)	n/a	7.17%	4.53%	4.54%
Life* (cumulative)	n/a	70.05%	40.50%	40.55%
*	since 12/31/07 (Class Y)
6

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) is an all-market capitalization index that is designed to measure equity market performance of 24 emerging markets countries.

MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted large- and mid-capitalization index that is designed to measure equity market performance of 24 emerging markets countries.

Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

7

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
Emerging Markets Fund
Class A
Actual	$1,000.00	$1,193.90	1.46%	$ 8.07
Hypothetical**	$1,000.00	$1,017.85	1.46%	$ 7.43
Class C
Actual	$1,000.00	$1,189.80	2.25%	$12.42
Hypothetical**	$1,000.00	$1,013.86	2.25%	$11.42
Class I
Actual	$1,000.00	$1,196.60	1.00%	$ 5.54
Hypothetical**	$1,000.00	$1,020.16	1.00%	$ 5.09
Class Y
Actual	$1,000.00	$1,196.30	1.10%	$ 6.09
Hypothetical**	$1,000.00	$1,019.66	1.10%	$ 5.60

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 87.6%

Argentina: 1.3%
897,600	Grupo Supervielle SA (ADR)	$26,317,632
Brazil: 4.1%
844,700	CVC Brasil Operadora e Agencia de Viagens SA #	12,353,904
2,964,300	Fleury SA #	26,480,639
3,632,700	International Meal Co. Alimentacao SA	9,516,796
6,586,000	Movida Participacoes SA *#	14,001,630
112,500	Ouro Fino Saude Animal Participacoes SA #	815,363
839,000	Smiles Fidelidade SA	19,197,522
		82,365,854
China / Hong Kong: 34.4%
3,309,000	AIA Group Ltd. #	28,145,174
656,200	Alibaba Group Holding Ltd. (ADR) *	113,148,566
23,272,000	Beijing Capital International Airport Co. Ltd. #	35,028,351
43,327,000	Beijing Enterprises Water Group Ltd. #	33,472,311
2,832,772	Beijing Originwater Technology Co. Ltd.	7,556,089
8,365,994	China Animal Healthcare Ltd. *#§∞	0
313,000	China Lodging Group Ltd. (ADR)	45,206,590
17,746,000	China Maple Leaf Educational Systems Ltd. #	20,780,951
Number of Shares		Value

China / Hong Kong: (continued)
11,291,000	China Medical System Holdings Ltd. #	$26,283,078
5,422,000	China Resources Phoenix Healthcare Holdings Co. Ltd. #	6,830,162
10,300,000	China ZhengTong Auto Services Holdings Ltd. #	10,399,044
12,900,000	Fu Shou Yuan International Group Ltd. #	11,012,415
3,901,000	Galaxy Entertainment Group Ltd. #	31,144,765
1,012,000	JD.com, Inc. (ADR) *	41,917,040
232,757	Kweichow Moutai Co. Ltd. #	24,884,202
6,798,000	Ping An Insurance Group Co. of China Ltd. #	70,509,325
1,222,000	Shenzhou International Group Holdings Ltd. #	11,614,824
371,000	Silergy Corp. #	8,458,274
2,644,000	Sinopharm Group Co. Ltd. #	11,389,795
868,800	TAL Education Group (ADR)	25,812,048
2,517,500	Tencent Holdings Ltd. #	130,300,546
		693,893,550
Egypt: 0.6%
2,691,250	Commercial International Bank Egypt SAE #	11,747,202
Georgia: 1.5%
633,197	BGEO Group Plc (GBP) #	30,309,275

See Notes to Financial Statements

10

Number of Shares		Value

India: 6.8%
5,373,000	Bharti Infratel Ltd. #	$31,831,348
951,000	Cholamandalam Investment and Finance Co. Ltd.	19,309,796
994,000	HDFC Bank Ltd. #	29,480,114
235,000	HDFC Bank Ltd. (ADR)	23,892,450
536,716	Motilal Oswal Financial Services Ltd.	12,613,278
1,748,063	Phoenix Mills Ltd.	17,171,838
108,012	Quess Corp. Ltd. * Reg S 144A	1,942,701
		136,241,525
Indonesia: 2.0%
127,775,000	Bank Rakyat Indonesia Tbk PT	34,280,523
15,644,100	Link Net Tbk PT #	6,347,698
		40,628,221
Kenya: 1.2%
93,120,000	Safaricom Ltd.	24,374,600
Malaysia: 1.2%
11,144,000	Malaysia Airports Holdings Bhd	24,204,537
Mexico: 3.0%
2,535,000	Banregio Grupo Financiero SAB de CV	13,886,579
184,000	Fomento Economico Mexicano SAB de CV (ADR)	17,277,600
4,922,900	Qualitas Controladora SAB de CV *	9,090,935
6,114,000	Unifin Financiera SAPI de CV SOFOM ENR	20,827,246
		61,082,360
Number of Shares		Value

Peru: 0.9%
89,000	Credicorp Ltd. (USD)	$18,461,270
Philippines: 3.7%
27,209,000	Ayala Land, Inc. #	24,273,005
68,300,000	Bloomberry Resorts Corp. *#	14,915,393
9,517,740	International Container Terminal Services, Inc.	20,114,615
8,045,000	Robinsons Retail Holdings, Inc.	15,503,385
		74,806,398
Poland: 0.6%
154,542	Kruk SA	11,609,685
Russia: 3.6%
3,521,000	Sberbank of Russia (ADR)	59,962,630
367,000	Yandex NV (USD) *	12,019,250
		71,981,880
South Africa: 5.4%
6,526,000	Advtech Ltd.	8,887,703
269,177	Naspers Ltd. #	74,576,341
4,826,151	Rhodes Food Group Pty Ltd.	8,737,586
11,721,546	Transaction Capital Ltd.	15,821,363
		108,022,993
South Korea: 1.0%
60,000	Koh Young Technology, Inc.	4,623,792
18,000	Samsung Biologics Co. Ltd. * # Reg S 144A	6,225,970
52,400	Samsung SDI Co. Ltd. *#	9,989,842
		20,839,604
Spain: 1.9%
1,349,367	CIE Automotive SA #	39,107,596

See Notes to Financial Statements

11

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

Switzerland: 1.0%
403,000	Wizz Air Holdings Plc (GBP) *# Reg S 144A	$19,954,456
Taiwan: 4.8%
1,191,648	Airtac International Group #	21,345,662
4,163,000	Basso Industry Corp. #	9,306,151
3,986,000	Chroma ATE, Inc. #	21,625,171
1,561,132	Poya Co. Ltd.	19,541,364
3,145,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	24,081,491
		95,899,839
Thailand: 3.4%
3,450,000	CP ALL PCL (NVDR) #	8,142,486
14,758,000	CP ALL PCL #	34,830,964
12,000,200	Srisawad Corp. PCL (NVDR)	24,026,175
800,000	Srisawad Corp. PCL - Foreign #	1,601,718
		68,601,343
Turkey: 3.1%
1,568,630	AvivaSA Emeklilik ve Hayat AS	7,498,635
6,689,506	Dogtas Kelebek Mobilya Sanayi ve Ticaret AS *	6,423,902
2,274,000	Tofas Turk Otomobil Fabrikasi AS #	19,790,033
45,683,640	Turkiye Sinai Kalkinma Bankasi AS #	17,361,687
2,010,000	Ulker Biskuvi Sanayi AS	10,430,471
		61,504,728
Number of Shares		Value

United Arab Emirates: 0.5%
255,000	NMC Health Plc (GBP) #	$9,904,294
United Kingdom: 0.0%
812,346	Hirco Plc *#§∞	0
United States: 1.1%
4,793,700	Samsonite International SA (HKD)	22,027,023
Uruguay: 0.5%
1,698,797	Biotoscana Investments SA (BDR) *	10,549,944
Total Common Stocks (Cost: $1,264,148,129)		1,764,435,809
PREFERRED STOCKS: 7.6%

Brazil: 0.5%
875,260	Itau Unibanco Holding SA 3.52%, #	11,224,063
Colombia: 0.6%
1,166,000	Banco Davivienda SA 3.17%,	11,697,350
South Korea: 6.5%
67,368	Samsung Electronics Co. Ltd. 1.34%, #	131,193,268
Total Preferred Stocks (Cost: $105,068,925)		154,114,681
REAL ESTATE INVESTMENT TRUSTS: 0.7%

Mexico: 0.7%
6,567,000	Concentradora Hipotecaria SAPI de CV	6,302,316
4,551,361	PLA Administradora Industrial S de RL de CV	6,900,245
Total Real Estate Investment Trusts (Cost: $16,761,957)		13,202,561

See Notes to Financial Statements

12

Number of Shares		Value

MONEY MARKET FUND: 3.7% (Cost: $75,422,003)
75,422,003	AIM Treasury Portfolio – Institutional Class	$75,422,003
Number of Shares	Value

Total Investments: 99.6% (Cost: $1,461,401,014)	$2,007,175,054
Other assets less liabilities: 0.4%	7,867,669
NET ASSETS: 100.0%	$2,015,042,723

Definitions:
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GBP	British Pound
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
Footnotes:
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,123,069,981 which represents 55.7% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $28,123,127, or 1.4% of net assets.

Summary of Investments	% of
by Sector	Investments	Value
Consumer Discretionary	22.6%	$453,531,405
Consumer Staples	6.0	119,806,694
Financials	25.7	515,976,421
Health Care	4.9	98,479,245
Industrials	7.2	144,148,041
Information Technology	22.7	455,440,200
Real Estate	2.4	48,345,088
Telecommunication Services	3.1	62,553,646
Utilities	1.7	33,472,311
Money Market Fund	3.7	75,422,003
	100.0%	$2,007,175,054

See Notes to Financial Statements

13

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$26,317,632	$—	$—	$26,317,632
Brazil	28,714,318	53,651,536	—	82,365,854
China / Hong Kong	233,640,333	460,253,217	0	693,893,550
Egypt	—	11,747,202	—	11,747,202
Georgia	—	30,309,275	—	30,309,275
India	74,930,063	61,311,462	—	136,241,525
Indonesia	34,280,523	6,347,698	—	40,628,221
Kenya	24,374,600	—	—	24,374,600
Malaysia	24,204,537	—	—	24,204,537
Mexico	61,082,360	—	—	61,082,360
Peru	18,461,270	—	—	18,461,270
Philippines	35,618,000	39,188,398	—	74,806,398
Poland	11,609,685	—	—	11,609,685
Russia	71,981,880	—	—	71,981,880
South Africa	33,446,652	74,576,341	—	108,022,993
South Korea	4,623,792	16,215,812	—	20,839,604
Spain	—	39,107,596	—	39,107,596
Switzerland	—	19,954,456	—	19,954,456
Taiwan	19,541,364	76,358,475	—	95,899,839
Thailand	24,026,175	44,575,168	—	68,601,343
Turkey	24,353,008	37,151,720	—	61,504,728
United Arab Emirates	—	9,904,294	—	9,904,294
United Kingdom	—	—	0	0
United States	22,027,023	—	—	22,027,023
Uruguay	10,549,944	—	—	10,549,944
Preferred Stocks
Brazil	—	11,224,063	—	11,224,063
Colombia	11,697,350	—	—	11,697,350
South Korea	—	131,193,268	—	131,193,268
Real Estate Investment
Trusts	13,202,561	—	—	13,202,561
Money Market Fund	75,422,003	—	—	75,422,003
Total	$884,105,073	$1,123,069,981	$0	$2,007,175,054

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $21,567,209 and transfers from Level 2 to Level 1 were $73,464,754. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

See Notes to Financial Statements

14

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2017:

Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2016	$561,005	$ 0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(561,005)	—
Purchases	—	—
Sales	—	—
Transfers in and/or out of Level 3	—	—
Balance as of December 31, 2017	$ 0	$ 0

See Notes to Financial Statements

15

EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value ($1,461,401,014)	$2,007,175,054
Cash denominated in foreign currency, at value ($117,915)	118,127
Receivables:
Investments sold	1,207,438
Shares of beneficial interest sold	11,657,541
Dividends and interest	134,252
Prepaid expenses	118,807
Other assets	123,528
Total assets	2,020,534,747
Liabilities:
Payables:
Investments purchased	1,164,428
Shares of beneficial interest redeemed	2,271,191
Due to Adviser	976,958
Due to custodian	103,300
Due to Distributor	71,211
Deferred Trustee fees	513,499
Accrued expenses	391,437
Total liabilities	5,492,024
NET ASSETS	$2,015,042,723
Class A Shares:
Net Assets	$195,079,827
Shares of beneficial interest outstanding	10,577,032
Net asset value and redemption price per share	$18.44
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$19.56
Class C Shares:
Net Assets	$38,735,543
Shares of beneficial interest outstanding	2,340,345
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$16.55
Class I Shares:
Net Assets	$773,952,126
Shares of beneficial interest outstanding	39,766,857
Net asset value, offering and redemption price per share	$19.46
Class Y Shares:
Net Assets	$1,007,275,227
Shares of beneficial interest outstanding	53,787,502
Net asset value, offering and redemption price per share	$18.73
Net Assets consist of:
Aggregate paid in capital	$1,527,589,457
Net unrealized appreciation	545,770,664
Undistributed net investment income	(1,671,709)
Accumulated net realized loss	(56,645,689)
$2,015,042,723

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends – (net of foreign taxes withheld of $2,140,812)		$21,585,094
Expenses:
Management fees	$11,266,119
Distribution fees – Class A	395,893
Distribution fees – Class C	291,949
Transfer agent fees – Class A	205,175
Transfer agent fees – Class C	41,344
Transfer agent fees – Class I	429,933
Transfer agent fees – Class Y	500,158
Administration fees	3,755,373
Custodian fees	592,643
Professional fees	112,223
Registration fees – Class A	22,723
Registration fees – Class C	19,180
Registration fees – Class I	20,178
Registration fees – Class Y	31,018
Reports to shareholders	104,639
Insurance	59,068
Trustees’ fees and expenses	197,617
Interest	2,232
Other	101,446
Total expenses	18,148,911
Waiver of management fees	(1,292,839)
Net expenses		16,856,072
Net investment income		4,729,022
Net realized gain (loss) on:
Investments (net of foreign taxes of $2,243,008)		65,041,313
Foreign currency transactions and foreign denominated assets and liabilities		(394,039)
Net realized gain		64,647,274
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $3,313)		517,083,364
Foreign currency transactions and foreign denominated assets and liabilities		7,081
Net change in unrealized appreciation		517,090,445
Net Increase in Net Assets Resulting from Operations		$586,466,741

See Notes to Financial Statements

17

EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$4,729,022	$5,914,606
Net realized gain (loss)	64,647,274	(98,242,441)
Net change in unrealized appreciation	517,090,445	95,612,821
Net increase in net assets resulting from operations	586,466,741	3,284,986
Dividends to shareholders from:
Net investment income
Class A Shares	(188,853)	(150,976)
Class C Shares	—	(32,326)
Class I Shares	(3,494,912)	(616,953)
Class Y Shares	(3,896,106)	(596,192)
Total dividends	(7,579,871)	(1,396,447)
Share transactions:
Proceeds from sale of shares
Class A Shares	81,886,579	60,892,523
Class C Shares	13,458,696	4,434,103
Class I Shares	221,584,811	365,785,605
Class Y Shares	465,822,978	352,869,190
	782,753,064	783,981,421
Reinvestment of dividends
Class A Shares	151,274	116,825
Class C Shares	—	21,516
Class I Shares	3,044,432	566,107
Class Y Shares	2,982,697	444,057
	6,178,403	1,148,505
Cost of shares redeemed
Class A Shares	(64,888,500)	(85,822,270)
Class C Shares	(8,046,071)	(9,242,622)
Class I Shares	(178,731,899)	(156,025,437)
Class Y Shares	(190,990,218)	(149,212,460)
	(442,656,688)	(400,302,789)
Net increase in net assets resulting from share transactions	346,274,779	384,827,137
Total increase in net assets	925,161,649	386,715,676
Net Assets:
Beginning of year	1,089,881,074	703,165,398
End of year #	$2,015,042,723	$1,089,881,074
# Including undistributed net investment income	$(1,671,709)	$3,697,257

See Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$12.33		$12.40	$14.24	$14.34	$12.94
Income from investment operations:
Net investment income (loss)	—	(b)(c)	0.04	0.02	0.03	0.01
Net realized and unrealized gain (loss) on investments	6.13		(0.09)	(1.86)	(0.13)	1.45
Total from investment operations	6.13		(0.05)	(1.84)	(0.10)	1.46
Less distributions from:
Net investment income	(0.02)		(0.02)	— (c)	—	(0.06)
Net asset value, end of year	$18.44		$12.33	$12.40	$14.24	$14.34
Total return (a)	49.70%		(0.43)%	(12.91)%	(0.70)%	11.31%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$195,080		$116,083	$141,901	$108,775	$133,438
Ratio of gross expenses to average net assets	1.47%		1.53%	1.46%	1.54%	1.63%
Ratio of net expenses to average net assets	1.47%		1.53%	1.46%	1.54%	1.63%
Ratio of net expenses to average net assets excluding interest expense	1.47%		1.53%	1.46%	1.54%	1.63%
Ratio of net investment income (loss) to average net assets	(0.01)%		0.25%	0.20%	0.27%	0.13%
Portfolio turnover rate	36%		51%	38%	75%	81%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

19

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.14		$11.30	$13.08	$13.29	$12.11
Income from investment operations:
Net investment loss	(0.12	)(b)	(0.06)	(0.07)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	5.53		(0.08)	(1.71)	(0.13)	1.33
Total from investment operations	5.41		(0.14)	(1.78)	(0.21)	1.24
Less distributions from:
Net investment income	—		(0.02)	— (c)	—	(0.06)
Net asset value, end of year	$16.55		$11.14	$11.30	$13.08	$13.29
Total return (a)	48.56%		(1.27)%	(13.60)%	(1.58)%	10.27%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$38,736		$22,238	$27,438	$27,199	$25,259
Ratio of gross expenses to average net assets	2.28%		2.32%	2.26%	2.46%	2.63%
Ratio of net expenses to average net assets	2.28%		2.32%	2.26%	2.46%	2.50%
Ratio of net expenses to average net assets excluding interest expense	2.28%		2.32%	2.26%	2.46%	2.50%
Ratio of net investment loss to average net assets	(0.85)%		(0.52)%	(0.59)%	(0.69)%	(0.76)%
Portfolio turnover rate	36%		51%	38%	75%	81%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.00	$13.01	$14.86	$14.88	$13.38
Income from investment operations:
Net investment income	0.07 (b)	0.07	0.06	0.08	0.04
Net realized and unrealized gain (loss) on investments	6.48	(0.06)	(1.91)	(0.10)	1.52
Total from investment operations	6.55	0.01	(1.85)	(0.02)	1.56
Less distributions from:
Net investment income	(0.09)	(0.02)	— (c)	—	(0.06)
Net asset value, end of year	$19.46	$13.00	$13.01	$14.86	$14.88
Total return (a)	50.40%	0.05%	(12.44)%	(0.13)%	11.69%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$773,952	$488,066	$274,309	$101,118	$10,593
Ratio of gross expenses to average net assets	1.15%	1.16%	1.14%	1.21%	1.77%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.18%
Ratio of net expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.18%
Ratio of net investment income to average net assets	0.45%	0.76%	0.64%	0.35%	0.36%
Portfolio turnover rate	36%	51%	38%	75%	81%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

21

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.51	$12.53	$14.33	$14.38	$12.97
Income from investment operations:
Net investment income	0.05 (b)	0.06	0.06	0.09	0.02
Net realized and unrealized gain (loss) on investments	6.24	(0.06)	(1.86)	(0.14)	1.45
Total from investment operations	6.29	(0.00)	(1.80)	(0.05)	1.47
Less distributions from:
Net investment income	(0.07)	(0.02)	— (c)	—	(0.06)
Net asset value, end of year	$18.73	$12.51	$12.53	$14.33	$14.38
Total return (a)	50.32%	(0.03)%	(12.55)%	(0.35)%	11.36%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,007,275	$463,494	$259,517	$80,008	$36,166
Ratio of gross expenses to average net assets	1.15%	1.21%	1.23%	1.33%	1.50%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.16%	1.50%
Ratio of net expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.16%	1.50%
Ratio of net investment income to average net assets	0.32%	0.65%	0.58%	0.52%	0.18%
Portfolio turnover rate	36%	51%	38%	75%	81%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Emerging Markets Fund (the “Fund) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers four classes of shares: Class A, C, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair
23

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication
24

of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
25

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. At December 31, 2017, the Fund held no warrants.

G.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2017.

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-
26

specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2017, are as follows:

	Expense Limitations	Waiver of Management Fees
Emerging Markets Fund
Class A	1.60%	$—
Class C	2.50	—
Class I	1.00	921,676
Class Y	1.10	371,163

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets. During the year ended December 31, 2017, the Adviser received $3,755,373 from the Fund pursuant to this contract.

For the year ended December 31, 2017, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $330,057 in sales loads relating to the sale of shares of the Fund, of which $285,466 was reallowed to broker/dealers and the remaining $44,591 was retained by the Distributor.

27

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $784,725,307 and $523,209,299, respectively.

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,463,926,057	$581,913,688	$(38,664,691)	$543,248,997

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Late Year Loss Deferred	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
$—	$(54,776,171)	$(502,687)	$(513,497)	$543,245,621	$487,453,266

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017	Period Ended December 31, 2016
Ordinary income	$7,579,871	$1,396,447

At December 31, 2017, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(43,873,736)	$(10,902,435)	$(54,776,171)

During the year ended December 31, 2017, $16,835,509 of the Fund’s capital loss carryovers available from prior years expired unutilized.

Additionally, the Fund utilized $65,394,487 of its capital loss carryover available from prior years.

During the period ended December 31, 2017 as a result of permanent book to tax differences primarily due to foreign currency gains and losses and the expiration of a capital loss carryforward, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized

28

gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Accumulated Net Investment Income	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$(2,518,117)	$19,353,626	$(16,835,509)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the European Union (“EU”) by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the EU and the United Kingdom. This may further impact the value of the EU and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

The Fund may invest directly in the Russian local market. As a result of events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies.

29

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Emerging Markets Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	5,351,263	5,017,868
Shares reinvested	8,362	9,647
Shares redeemed	(4,199,926)	(7,049,363)
Net increase (decrease)	1,159,699	(2,021,848)
Class C
Shares sold	936,932	393,500
Shares reinvested	—	1,965
Shares redeemed	(592,774)	(827,262)
Net increase (decrease)	344,158	(431,797)
Class I
Shares sold	13,368,812	28,446,160
Shares reinvested	159,478	44,366
Shares redeemed	(11,311,718)	(12,025,627)
Net increase	2,216,572	16,464,899
Class Y
Shares sold	28,855,339	28,283,007
Shares reinvested	162,456	36,161
Shares redeemed	(12,284,469)	(11,970,993)
Net increase	16,733,326	16,348,175
30

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the average daily loan balance during the 8 day period of which a loan was outstanding amounted to $4,703,643 and the average interest rate was 2.02%. At December 31, 2017, the Fund had no borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Fund (one of the Funds constituting the VanEck Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
February 23, 2018

32

EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date:	12/20/2017
Payable Date:	12/21/2017

Ordinary Income Paid Per Share - Class A	$0.018

Ordinary Income Paid Per Share - Class C	$—

Ordinary Income Paid Per Share - Class I	$0.090

Ordinary Income Paid Per Share - Class Y	$0.074

Qualified Dividend Income for Individuals	100.00	%*

Dividends Qualifying for the Dividends Received Deduction for Corporations	—	*

Foreign Source Income	99.79	%*

Foreign Taxes Paid Per Share to Classes A, I and Y	$0.042982

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.
33

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
34

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
35

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
36

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
37

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

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The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
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ANNUAL REPORT December 31, 2017

VanEck Funds

Global Hard Assets Fund

International Investors Gold Fund

800.826.2333	vaneck.com

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

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PRIVACY NOTICE

(unaudited) (continued)

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GLOBAL HARD ASSETS FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The Global Hard Assets Fund (the “Fund”) lost 1.49% (Class A shares, excluding sales charge) for the 2017 calendar year, modestly underperforming the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which gained 1.23%.

The most significant impact on the natural resources market and the Fund came from the continued and unprecedented decoupling of the performance of higher-beta energy stocks (in particular unconventional oil and gas exploration and production (E&P) companies) from crude oil prices. On the positive side, however, metals and mining companies continued to benefit from consistently improving fundamentals, particularly copper and zinc prices, which climbed to four-year highs, and reaped the rewards from their successful multi-year restructurings.

Market Overview

Energy

Throughout the year, OPEC, Russia, and their partners not only remained in remarkable compliance with their self-imposed oil production quotas, but late in November, actually extended their commitments through 2018. Against a backdrop of better economic growth globally, demand remained robust and crude oil and product inventories continued to decline.

Despite both the improving operational and financial performance of the companies themselves, and firmer oil prices, the performance of energy stocks still failed to reflect fully not only top-line growth and improved financial results, but also a more stable longer-term outlook for growth and returns.

Metals and Mining

Within diversified metals and mining, the combination of global demand support, Chinese capacity rationalization, and company financial discipline led to more balanced markets, better commodity prices, and stronger equity performance.

Gold mining companies performed well over the course of the year, both controlling costs and meeting guidance. Gold itself proved surprisingly resilient, having a positive year despite the U.S. stock market recording all-time highs.

1

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

Agriculture

Within the agriculture sector, fertilizer demand was satisfactory with both potash and urea markets coming slowly back into balance. Following what appears to have been a bottom in the third quarter, fertilizer stocks started to reverse trend and eventually outperformed the underlying price of fertilizers. Protein markets also continued to fare well with better beef and chicken prices.

Fund Review

The majority of the Fund’s top five contributors were mining companies. Glencore Xstrata Plc (4.7% of Fund net assets†), First Quantum Minerals Ltd. (4.9% of Fund net assets†), and Teck Resources Ltd. (4.4% of Fund net assets†) were all supported by strong copper and zinc prices which had, by year end, risen to their highest in four years. Both Glencore and Teck Resources also benefited from surprisingly strong coal prices. CF Industries Holdings, Inc. (2.7% of Fund net assets†), a fertilizer and agricultural chemicals company, benefited from the surprising strength in fertilizer prices and the overall market strength of fertilizers, together with good grain yields. Diamondback Energy, Inc. (4.4% of Fund net assets†), an E&P company, benefited from its early recognition that the market was demanding a balance between growth and returns.

The Fund’s top five detractors were involved in energy. The performances of oil and gas drilling company Nabors Industries Ltd. (1.8% of Fund net assets†) and oil and gas equipment and services company Superior Energy Services, Inc. (1.1% of Fund net assets†) both suffered from the continuing concern over future oil prices and, consequently, a fear of lower drilling and oil field service activity. The remaining three of the five detractors were all E&P companies: PDC Energy, Inc. (2.2% of Fund net assets†), Newfield Exploration Co. (2.4% of Fund net assets†), and SM Energy (sold by the Fund during the period). All suffered from weaker relative performance combined with, by and large, a growing unrest among the investment community with E&P companies’ limited shareholder returns.

Outlook

We exit 2017 with the strongest global economic growth forecasts since the financial crisis. With an outlook for further synchronized growth in 2018, we see tighter supply and demand balances for a vast majority of the commodities that we follow closely.

2

Within energy, we continue to monitor how the investment merits of the sector are being considered by investors. Energy companies, especially those in unconventional oil and gas exploration and production, are increasingly under the microscopes of investors after years of heavy investment in acreage acquisitions and infrastructure build out.

While we view much of this investment over the last decade as “sunk” capital necessary for future growth and profitable production extending into at least the early 2020s, we also believe that the focus of E&P companies should now be on moderate growth, cash flow generation, spending within cash flow, and delivering returns. E&P companies have listened and we have already started to see dividends and share repurchase programs from some.

It is important to remember that, on a technical basis, commodities and natural resource equities also exist in a quantitative/factor driven market, with momentum playing a significant role. The energy sector of today may well be compared to the metals and mining sector of three years ago when many of the major companies were considered all but bankrupt. Now these mining companies have significantly less debt, are generating cash, and delivering solid returns—aided by a rationalization process which eventually drove increased allocations to the metals and mining sector in 2016 and 2017. A market in which momentum factors drive fund flows is self-reinforcing and we would not be surprised if the metals and mining sector performs well once again in 2018 as a result.

One of the main pillars of our investment philosophy continues to be to look for long-term growth. Positioning our portfolio for the future and not just reacting to current circumstances is of paramount importance and our focus remains on companies that can navigate commodity price volatility and help grow sustainable net asset value.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

3

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We very much appreciate your continued investment in the Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds	Charles T. Cameron
Portfolio Manager	Deputy Portfolio Manager

January 17, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2017.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.
4

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2017 (unaudited)

First Quantum Minerals Ltd.	4.9%
Glencore Xstrata Plc	4.7%
Teck Resources Ltd.	4.4%
Diamondback Energy, Inc.	4.4%
Pioneer Natural Resources Co.	4.0%
Concho Resources Inc.	3.9%
EOG Resources, Inc.	3.8%
Parsley Energy, Inc.	3.6%
Newmont Mining Corporation	3.5%
Patterson-UTI Energy, Inc.	3.4%
*Percentage of net assets. Portfolio is subject to change.
5

INTERNATIONAL INVESTORS GOLD FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) rose 13.03% (Class A shares, excluding sales charge) during the 12 months ended December 31, 2017, outperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which gained 12.21% for the same period. The small-cap gold mining stocks, as represented by the MVIS® Global Junior Gold Miners Index2 (MVGDXJTR) rose 6.19%.

During the period, the Fund’s outperformance relative to its benchmark largely stemmed from its overweight allocation to junior developers and its allocation to, and stock selection within, the mid-tier segment of the gold equity universe. Strong individual contributors to performance were led by mid-tiers Kirkland Lake Gold Ltd. (4.2% of Fund net assets†) and B2Gold Corp. (6.8% of Fund net assets†), while performance was also aided by junior developer holdings such as Sabina Gold & Silver Corp. (2.5% of Fund net assets†), Cardinal Resources (1.1% of Fund net assets†), and Corvus Gold, Inc. (1.1% of Fund net assets†), each of which saw triple digit returns in 2017.

Gold Sector Overview

■	After reaching a high of $1,357.00 on September 8, gold closed at $1,303.05 per ounce on December 29, 2017, the last trading day of the year, up $150.79 per ounce or 13.10% during the 12 month period.

■	Gold had an encouraging start to the year. In January, gold moved through the $1,200 level, and it managed to hold above this level despite the implementation by the U.S. Federal Reserve (Fed) of its first 2017 interest rate hike on March 15.

■	Thereafter, the gold price showed resilience, staying above $1,200 despite events such as the outcome of the French presidential election, which fueled risk-on sentiment and pushed gold down in late April.

■	The Fed raised rates on June 14 for the fourth time in this rate-hiking cycle. The first three rate hikes saw gold price weakness ahead of each hike, followed by a rally to higher prices immediately after each hike. This pattern changed in June, as gold climbed before the hike and subsequently trended lower for the rest of the month.
6

■	In early July, gold retested the important $1,200 level, trading as low as $1,205.00 per ounce on July 10, as the markets priced in a higher probability of a fifth rate hike by the Fed.

■	Gold then rallied, breaking through the $1,300 per ounce price level at the end of August, propelled by a weaker U.S. dollar, political activity in the U.S, continued global geopolitical uncertainty, and strong commodity prices.

■	In addition, the devastating impact of Hurricane Harvey and its effect on near-term GDP growth was also being factored in. The U.S. dollar fell to new lows not seen since early 2015. This drove gold to its intra-day high for the year of $1,357 on September 8.

■	After that, the Fed once again became the primary driver of gold prices, causing interest rates and the U.S. dollar to trend higher and gold lower. The market became convinced of a December rate increase after Fed Chair Janet Yellen endorsed continued monetary tightening in spite of a subdued inflation outlook.

■	On December 13, the Fed raised rates one more time. As we had seen before, gold became oversold ahead of the Fed rate decision, then rebounded with a strong rally, to close the year at $1,303.05 per ounce.

Fund Review

At the end of December 2017, the Fund was almost fully invested in equities, with cash equivalent representing 0.3% of net assets. The Fund held no gold bullion at the end of the period under review.

There were no material changes to the portfolio or its allocations during the year.

Among the Fund’s top holdings, Kirkland Lake outperformed significantly, gaining 195.5% during the year. We believe the outperformance was driven by solid results including: improved production guidance for 2017; debt repayments and share repurchases; introduction of a quarterly dividend; increased reserves and resources and, in large part, by exploration success at its flagship operations in Canada and Australia.

Tahoe Resources (sold by the Fund during the period) underperformed (-48.3%), due to a temporary suspension of its license to operate the Escobal mine in Guatemala. The license was reinstated, but operations were suspended after mid-July and have not resumed due to a road block. Export credentials renewal, as well as additional court rulings, are

7

INTERNATIONAL INVESTORS GOLD FUND

(unaudited) (continued)

also pending. Since we find the basis for the suspension to be without merit, we expect operations at Escobal could restart in 2018, but timing remains uncertain.

Outlook

Based on the gold price strength following December rate increases in 2015 and 2016, we expect to see firmness in the gold price in the first quarter. However, headwinds may come for gold if economic growth enables the Fed to tighten more than expected. Also, the U.S. dollar might strengthen if the new tax code causes corporations to repatriate profits stockpiled overseas.

We believe any weakness in gold during the first half of 2018 could be transitory. Moving through 2018 and into 2019, we believe the chance of an economic downturn increases, along with the probability of a significant decline in the markets. High levels of debt could cause a downturn to turn into a financial crisis. We now know that quantitative easing and below-market rates have failed to generate needed growth or inflation. In the next crisis, look for central banks to resort to even more radical policies, such as directly funding treasuries. It is conceivable that there could be global currency debasement on a scale never seen before. In such a scenario, hard assets, especially gold and gold stocks, could significantly outperform most, if not all, other asset classes in our opinion. There comes a time in every economic cycle when investors should seek portfolio insurance. We believe the time is now.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and small- or mid-cap companies.

8

The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

January 18, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2017.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS® Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.
9

INTERNATIONAL INVESTORS GOLD FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2017 (unaudited)

B2Gold Corp.	6.8%
Newmont Mining Corp.	4.9%
Evolution Mining Limited	4.6%
Agnico-Eagle Mines Ltd.	4.6%
Kirkland Lake Gold Ltd.	4.2%
Fresnillo Plc	4.2%
Randgold Resources Ltd.	3.4%
Continental Gold, Inc.	3.3%
Alamos Gold, Inc.	3.2%
Royal Gold, Inc.	3.2%
*Percentage of net assets. Portfolio is subject to change.
10

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.	Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual	Class A-GHAAX	Class A-GHAAX
Total Return	After Maximum	Before Sales
12/31/17	Sales Charge[1]	Charge	SPGINRTR	MSCI ACWI
One Year	(7.16)%	(1.49)%	1.23%	24.62%
Five Year	(4.61)%	(3.47)%	1.07%	11.40%
Ten Year	(3.08)%	(2.51)%	(0.23)%	5.22%

Average Annual	Class C-GHACX	Class C-GHACX
Total Return	After Maximum	Before Sales
12/31/17	Sales Charge[2]	Charge	SPGINRTR	MSCI ACWI
One Year	(3.23)%	(2.25)%	1.23%	24.62%
Five Year	(4.24)%	(4.24)%	1.07%	11.40%
Ten Year	(3.28)%	(3.28)%	(0.23)%	5.22%

Average Annual	Class I-GHAIX	Class I-GHAIX
Total Return	After Maximum	Before Sales
12/31/17	Sales Charge[3]	Charge	SPGINRTR	MSCI ACWI
One Year	n/a	(1.06)%	1.23%	24.62%
Five Year	n/a	(3.10)%	1.07%	11.40%
Ten Year	n/a	(2.13)%	(0.23)%	5.22%

Average Annual	Class Y-GHAYX	Class Y-GHAYX
Total Return	After Maximum	Before Sales
12/31/17	Sales Charge[4]	Charge	SPGINRTR	MSCI ACWI
One Year	n/a	(1.23)%	1.23%	24.62%
Five Year	n/a	(3.23)%	1.07%	11.40%
Life* (annualized)	n/a	(1.69)%	2.04%	9.75%
Life* (cumulative)	n/a	(12.25)%	16.77%	104.17%
*	since 4/30/10 (Class Y)
11

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

The performance quoted represents past performance. Past performance does not guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

On April 1, 2017, the MSCI All Country World Index (MSCI ACWI) replaced the Standard & Poor’s 500 Index (S&P 500) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI ACWI is more representative to reflect the global nature of the Fund.

S&P® North American Natural Resources Sector Index (SPGINRTR) represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry.

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across 23 developed and 24 emerging market countries.

12

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return 12/31/17	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDMNTR	MSCI ACWI
One Year	6.48%	13.03%	12.21%	24.62%
Five Year	(10.02)%	(8.95)%	(11.88)%	11.40%
Ten Year	(3.04)%	(2.47)%	(5.58)%	5.22%

Average Annual Total Return 12/31/17	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDMNTR	MSCI ACWI
One Year	11.24%	12.24%	12.21%	24.62%
Five Year	(9.62)%	(9.62)%	(11.88)%	11.40%
Ten Year	(3.20)%	(3.20)%	(5.58)%	5.22%

Average Annual Total Return 12/31/17	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDMNTR	MSCI ACWI
One Year	n/a	13.56%	12.21%	24.62%
Five Year	n/a	(8.52)%	(11.88)%	11.40%
Ten Year	n/a	(0.69)%	(5.58)%	5.22%

Average Annual Total Return 12/31/17	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDMNTR	MSCI ACWI
One Year	n/a	13.29%	12.21%	24.62%
Five Year	n/a	(8.67)%	(11.88)%	11.40%
Life* (annualized)	n/a	(6.45)%	(8.54)%	9.75%
Life* (cumulative)	n/a	(40.03)%	(49.57)%	104.17%
*	Since 4/30/10 (Class Y)
13

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

On April 1, 2017, the MSCI All Country World Index (MSCI ACWI) replaced the Standard & Poor’s 500 Index (S&P 500) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI ACWI is more representative to reflect the global nature of the Fund.

NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across 23 developed and 24 emerging market countries.

14

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15

EXPLANATION OF EXPENSES

(unaudited) (continued)

		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
Global Hard Assets Fund
Class A	Actual	$1,000.00	$1,178.10	1.38%	$7.58
	Hypothetical**	$1,000.00	$1,018.25	1.38%	$7.02
Class C	Actual	$1,000.00	$1,173.30	2.17%	$11.89
	Hypothetical**	$1,000.00	$1,014.27	2.17%	$11.02
Class I	Actual	$1,000.00	$1,180.70	0.95%	$5.22
	Hypothetical**	$1,000.00	$1,020.42	0.95%	$4.84
Class Y	Actual	$1,000.00	$1,179.40	1.15%	$6.32
	Hypothetical**	$1,000.00	$1,019.41	1.15%	$5.85

		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
International Investors Gold Fund
Class A	Actual	$1,000.00	$1,025.60	1.43%	$7.30
	Hypothetical**	$1,000.00	$1,018.00	1.43%	$7.27
Class C	Actual	$1,000.00	$1,021.70	2.20%	$11.21
	Hypothetical**	$1,000.00	$1,014.12	2.20%	$11.17
Class I	Actual	$1,000.00	$1,027.80	1.00%	$5.11
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$1,026.50	1.10%	$5.62
	Hypothetical**	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
16

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 96.8%

Bermuda: 1.9%
1,405,100	Golar LNG Ltd. (USD)	$41,886,031
Canada: 19.0%
1,380,406	Agnico-Eagle Mines Ltd. (USD)	63,747,149
547,700	Agrium, Inc. (USD)	62,985,500
2,114,400	Barrick Gold Corp. (USD)	30,595,368
7,757,200	First Quantum Minerals Ltd.	108,674,854
911,300	Goldcorp, Inc. (USD)	11,637,301
2,581,300	IAMGOLD Corp. (USD) *	15,048,979
5,483,500	Kinross Gold Corp. (USD) *	23,688,720
3,212,000	New Gold, Inc. (USD) *	10,567,480
3,793,300	Teck Resources Ltd. (USD)	99,270,661
		426,216,012
France: 1.0%
3,660,900	Vallourec SA * #	22,063,608
Kuwait: 0.2%
3,592,247	Kuwait Energy Plc (GBP) * # § ø ∞	3,966,052
Luxembourg: 1.0%
684,600	Tenaris SA (ADR)	21,811,356
Monaco: 0.5%
3,546,400	Scorpio Tankers, Inc. (USD)	10,816,520
South Africa: 0.5%
10,897,992	Petra Diamonds Ltd. (GBP) *	11,476,868
Switzerland: 6.2%
19,935,525	Glencore Plc (GBP) * #	104,341,785
8,439,600	Weatherford International Plc (USD) *	35,193,132
		139,534,917
Number of Shares		Value

United Kingdom: 4.5%
1,842,800	KAZ Minerals Plc * #	$22,152,232
338,926	Randgold Resources Ltd. (ADR)	33,516,392
857,400	Rio Tinto Plc (ADR)	45,382,182
		101,050,806
United States: 62.0%
291,800	Bunge Ltd.	19,573,944
1,503,900	Callon Petroleum Co. *	18,272,385
1,402,900	CF Industries Holdings, Inc.	59,679,366
581,300	Cimarex Energy Co.	70,924,413
2,700,200	CNX Resources Corp. *	39,503,926
581,350	Concho Resources, Inc. *	87,330,397
337,537	Consol Energy, Inc. *	13,336,087
783,390	Diamondback Energy, Inc. *	98,902,988
783,400	EOG Resources, Inc.	84,536,694
1,661,000	Green Plains Renewable Energy, Inc.	27,987,850
1,265,900	Halliburton Co.	61,864,533
1,773,200	Laredo Petroleum, Inc. *	18,813,652
1,257,000	Louisiana-Pacific Corp. *	33,008,820
5,909,900	Nabors Industries Ltd.	40,364,617
1,708,075	Newfield Exploration Co. *	53,855,605
2,098,700	Newmont Mining Corp.	78,743,224
2,733,900	Parsley Energy, Inc. *	80,486,016
3,315,200	Patterson-UTI Energy, Inc.	76,282,752

See Notes to Financial Statements

17

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United States: (continued)
924,800	PDC Energy, Inc. *	$47,664,192
511,800	Pioneer Natural Resources Co.	88,464,630
1,860,700	ProPetro Holding Corp. *	37,511,712
745,200	RSP Permian, Inc. *	30,314,736
830,500	Schlumberger Ltd.	55,967,395
1,263,700	Steel Dynamics, Inc.	54,503,381
1,297,400	Sunrun, Inc. *	7,654,660
2,529,600	Superior Energy Services, Inc. *	24,360,048
570,100	Tyson Foods, Inc.	46,218,007
235,700	Union Pacific Corp.	31,607,370
		1,387,733,400
Total Common Stocks (Cost: $1,691,729,660)		2,166,555,570
Number of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 0.5% (Cost: $8,973,004)
United States: 0.5%
426,991	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$10,273,403
MONEY MARKET FUND: 1.9% (Cost: $41,745,652)
41,745,652	AIM Treasury Portfolio – Institutional Class	41,745,652
Total Investments: 99.2% (Cost: $1,742,448,316)		2,218,574,625
Other assets less liabilities: 0.8%		18,725,073
NET ASSETS: 100.0%		$2,237,299,698

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $152,523,677 which represents 6.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $3,966,052 which represents 0.2% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $3,966,052, or 0.2% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Restricted securities held by the Fund as of December 31, 2017 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Kuwait Energy Plc	12/19/2011	3,592,247	$10,862,670	$3,966,052	0.2%

See Notes to Financial Statements

18

Summary of Investments by Sector	% of Investments	Value
Consumer Staples	3.0%	$65,791,951
Energy	53.7	1,192,481,327
Financials	0.4	10,273,403
Industrials	1.8	39,262,030
Materials	39.2	869,020,262
Money Market Fund	1.9	41,745,652
	100.0%	$2,218,574,625

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bermuda	$41,886,031	$—	$—	$41,886,031
Canada	426,216,012	—	—	426,216,012
France	—	22,063,608	—	22,063,608
Kuwait	—	—	3,966,052	3,966,052
Luxembourg	21,811,356	—	—	21,811,356
Monaco	10,816,520	—	—	10,816,520
South Africa	11,476,868	—	—	11,476,868
Switzerland	35,193,132	104,341,785	—	139,534,917
United Kingdom	78,898,574	22,152,232	—	101,050,806
United States	1,387,733,400	—	—	1,387,733,400
Real Estate
Investment Trust*	10,273,403	—	—	10,273,403
Money Market Fund	41,745,652	—	—	41,745,652
Total	$2,066,050,948	$148,557,625	$3,966,052	$2,218,574,625

*	See Schedule of Investments for geographic sector breakouts.

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $21,424,021. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

19

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2017:

Common Stocks
Kuwait
Balance as of December 31, 2016	$5,603,803
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(1,637,751)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2017	$3,966,052

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017:

	Value as of December 31, 2017	Valuation Technique	Unobservable Input Description (1)	Unobservable Input	Impact to Valuation from an Increase in Input (2)
Common Stocks
Kuwait	$3,966,052	Guideline Public Companies	Entitlement Multiple	5.00x-8.00x	Increase
			Working Interest Multiple	0.35x-2.25x	Increase
			Marketability Discount	15%	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

20

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.9%

Australia: 15.1%
19,916,351	Cardinal Resources Ltd. ‡ * #	$8,191,851
15,934,587	Evolution Mining Ltd. #	32,997,366
31,635,662	Gold Road Resources Ltd. * #	17,261,385
918,725	Newcrest Mining Ltd. #	16,355,126
3,206,000	Northern Star Resources Ltd. #	15,263,971
2,132,257	OceanaGold Corp. (CAD)	5,479,069
6,814,000	Saracen Mineral Holdings Ltd. * #	8,988,399
10,440,400	West African Resources Ltd. (CAD) *	3,197,736
		107,734,903
Canada: 69.1%
708,800	Agnico-Eagle Mines Ltd. (USD)	32,732,384
104,000	Alamos Gold, Inc.	677,613
3,469,714	Alamos Gold, Inc. (USD)	22,587,838
1,503,000	Allegiant Gold Ltd. * # § ø (a)	717,422
2,160,000	Argonaut Gold, Inc. * ø	4,124,105
3,872,875	Argonaut Gold, Inc. *	7,394,511
4,145,500	Atacama Pacific Gold Corp. *	2,325,042
1,345,100	Auryn Resources, Inc. *	2,215,081
6,982,701	B2Gold Corp. *	21,553,604
8,614,055	B2Gold Corp. (USD) *	26,703,571
635,000	Barrick Gold Corp. (USD)	9,188,450
667,000	Bear Creek Mining Corp. *	1,053,860
Number of Shares		Value

Canada: (continued)
2,182,000	Bear Creek Mining Corp. *	$3,506,476
948,000	Bear Creek Mining Corp. * ø	1,497,840
6,930,000	Belo Sun Mining Corp. *	2,177,685
17,344,502	Bonterra Resources, Inc. ‡ *	8,003,032
2,346,087	Brio Gold, Inc. *	3,490,201
5,845,000	Columbus Gold Corp. *	3,626,969
8,813,640	Continental Gold, Inc. *	23,699,366
3,405,730	Corvus Gold, Inc. *	4,470,529
1,825,000	Corvus Gold, Inc. (USD) *	2,390,750
4,000,000	Eastmain Resources, Inc. *	1,097,852
1,839,000	Eastmain Resources, Inc. * ø	502,047
481,000	Eastmain Resources, Inc. (USD) *	131,313
3,619,999	Equinox Gold Corp. *	3,225,457
3,317,627	First Mining Finance Corp. *	1,636,379
1,388,444	Gold Standard Ventures Corp. (USD) *	2,429,777
39,386	Goldcorp, Inc.	502,273
1,253,897	Goldcorp, Inc. (USD)	16,012,265
2,196,000	Guyana Goldfields, Inc. *	8,874,845
1,055,000	Guyana Goldfields, Inc. (USD) *	4,268,003
3,563,000	IAMGOLD Corp. (USD) *	20,772,290
4,585,000	Kinross Gold Corp. (USD) *	19,807,200
1,971,684	Kirkland Lake Gold Ltd.	30,226,214
4,164,000	Klondex Mines Ltd. *	10,799,236

See Notes to Financial Statements

21

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Canada: (continued)
3,481,000	Leagold Mining Corp. *	$8,086,333
10,248,782	Liberty Gold Corp. ‡ *	3,587,481
812,000	Lundin Gold, Inc. *	2,926,301
587,500	MAG Silver Corp. (USD) *	7,261,500
5,744,000	Metanor Resources, Inc. * # § ø	3,078,775
2,860,000	Midas Gold Corp. *	1,342,403
1,026,170	New Gold, Inc. * ø	3,376,099
1,008,852	New Gold, Inc. *	3,314,685
3,363,630	New Gold, Inc. (USD) *	11,066,343
1,133,000	NovaGold Resources, Inc. (USD) *	4,452,690
9,482,375	Orezone Gold Corp. ‡ *	5,355,995
290,000	Osisko Gold Royalties Ltd. (USD)	3,352,400
1,505,400	Osisko Mining, Inc. * 144A	4,059,909
572,000	Osisko Mining, Inc. *	1,542,625
4,077,100	Otis Gold Corp. *	713,574
370,000	Pan American Silver Corp. (USD)	5,757,200
2,760,500	Premier Gold Mines Ltd. *	7,905,967
676,000	Pretium Resources, Inc. *	7,711,885
562,000	Pretium Resources, Inc. (USD) *	6,412,420
2,295,300	Roxgold, Inc. * 144A	2,556,420
5,142,200	Roxgold, Inc. *	5,727,192
19,614,000	Rye Patch Gold Corp. *	4,447,088
10,011,000	Sabina Gold and Silver Corp. *	18,078,735
4,249,000	Semafo, Inc. *	12,067,566
Number of Shares		Value

Canada: (continued)
480,000	Sulliden Mining Capital, Inc. *	$162,291
1,329,000	TMAC Resources, Inc. * Reg S	10,213,317
1,250,300	Torex Gold Resources, Inc. *	11,866,411
18,611	Wheaton Precious Metals Corp.	411,456
729,375	Wheaton Precious Metals Corp. (USD)	16,141,069
1,634,430	Yamana Gold, Inc.	5,097,029
3,504,679	Yamana Gold, Inc. (USD)	10,934,598
		493,429,237
Mexico: 4.2%
1,570,000	Fresnillo Plc (GBP) #	30,165,906
United Kingdom: 3.4%
246,000	Randgold Resources Ltd. (ADR)	24,326,940
United States: 8.1%
924,900	Newmont Mining Corp.	34,702,248
282,100	Royal Gold, Inc.	23,166,052
		57,868,300
Total Common Stocks (Cost: $494,061,216)		713,525,286
WARRANTS: 0.1%

Canada: 0.1%
1,933,750	Liberty Gold Corp. Warrants (CAD 0.90, expiring 05/16/19) *	203,836
2,872,000	Metanor Resources, Inc. Warrants (CAD 0.90, expiring 12/28/19) * # § ø	456,961
Total Warrants (Cost: $0)		660,797

See Notes to Financial Statements

22

Number of Shares		Value

MONEY MARKET FUND: 0.2% (Cost: $1,733,153)
1,733,153	AIM Treasury Portfolio — Institutional Class	$1,733,153
Total Investments: 100.2% (Cost: $495,794,369)		715,919,236
Liabilities in excess of other assets: (0.2)%		(1,776,781)
NET ASSETS: 100.0%		$714,142,455

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

Footnotes:

(a)	Subscription Receipts — each subscription receipt will entitle the Fund to receive one unit (a unit consists of one common share of stock and one warrant of Allegiant Gold Ltd.) upon satisfaction of certain escrow release conditions. If these conditions are not met, the aggregate issue price and pro rata portion of any interest earned thereon will be refunded.
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $133,477,162 which represents 18.7% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $4,253,158 which represents 0.6% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $13,753,249, or 1.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $6,616,329, or 0.9% of net assets.

See Notes to Financial Statements

23

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of December 31, 2017 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Allegiant Gold Ltd.	11/20/2017	1,503,000	$711,395	$717,422	0.1%
Argonaut Gold, Inc.	11/13/2009	2,160,000	10,383,442	4,124,105	0.6
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	1,497,840	0.2
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	502,047	0.1
Metanor Resources, Inc.	12/22/2017	5,744,000	3,160,013	3,078,775	0.4
Metanor Resources, Inc. Warrants	12/22/2017	2,872,000	—	456,961	0.0
New Gold, Inc.	06/28/2007	1,026,170	1,298,775	3,376,099	0.5
			$20,922,413	$13,753,249	1.9%

Summary of Investments by Sector	% of Investments	Value
Diversified Metals & Mining	4.7%	$33,336,818
Gold	84.8	606,859,356
Precious Metals & Minerals	6.2	44,418,684
Silver	4.1	29,571,225
Money Market Fund	0.2	1,733,153
	100.0%	$715,919,236

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2017 is set forth below:

Affiliates	Value 12/31/16		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Change in Net Unrealized Gain (Loss)	Value 12/31/17
Atacama Pacific Gold Corp.	$1,173,269		$—	$—	$ —	$ —	$1,151,773	$—	(b)
Bonterra Resources, Inc.	—		4,883,172	—	—	—	3,119,860	8,003,032
Cardinal Resources Ltd.	—	(a)	2,189,722	(118,220)	512	—	3,658,168	8,191,851
Liberty Gold Corp.	—	(a)	1,333,370	—	—	—	16,009	3,587,481
Orezone Gold Corp.	3,743,089		—	—	—	—	1,612,906	5,355,995
	$4,916,358		$8,406,264	$(118,220)	$512	$ —	$9,558,716	$25,138,359

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

24

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$8,676,805	$99,058,098	$—	$107,734,903
Canada	489,633,040	3,796,197	—	493,429,237
Mexico	—	30,165,906	—	30,165,906
United Kingdom	24,326,940	—	—	24,326,940
United States	57,868,300	—	—	57,868,300
Warrants
Canada	203,836	456,961	—	660,797
Money Market Funds	1,733,153	—	—	1,733,153
Total	$582,442,074	$133,477,162	$—	$715,919,236

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Financial Statements

25

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (1)	$2,218,574,625
Cash	1,169,308
Receivables:
Shares of beneficial interest sold	22,888,600
Dividends and interest	1,620,388
Prepaid expenses	70,600
Other assets	202,519
Total assets	2,244,526,040
Liabilities:
Payables:
Shares of beneficial interest redeemed	3,826,255
Due to Adviser	1,740,519
Due to Distributor	114,941
Deferred Trustee fees	1,060,048
Accrued expenses	484,579
Total liabilities	7,226,342
NET ASSETS	$2,237,299,698
Net Assets consist of:
Aggregate paid in capital	$2,702,311,858
Net unrealized appreciation	476,126,309
Accumulated net investment loss	(468,346)
Accumulated net realized loss	(940,670,123)
$2,237,299,698
(1) Cost of Investments	$1,742,448,316

See Notes to Financial Statements

26

STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$349,065,872
Shares of beneficial interest outstanding	9,609,898
Net asset value and redemption price per share	$36.32
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$38.54
Class C Shares:
Net Assets	$53,893,074
Shares of beneficial interest outstanding	1,722,739
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$31.28
Class I Shares:
Net Assets	$1,563,580,858
Shares of beneficial interest outstanding	41,034,462
Net asset value, offering and redemption price per share	$38.10
Class Y Shares:
Net Assets	$270,759,894
Shares of beneficial interest outstanding	7,315,670
Net asset value, offering and redemption price per share	$37.01

See Notes to Financial Statements

27

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value
Unaffiliated issuers (1)	$690,780,877
Affiliated issuers (2)	25,138,359
Cash denominated in foreign currency, at value (3)	3,215,958
Receivables:
Shares of beneficial interest sold	1,706,099
Dividends and interest	60,571
Prepaid expenses	59,272
Other assets	126,290
Total assets	721,087,426
Liabilities:
Payables:
Investments purchased	3,198,728
Shares of beneficial interest redeemed	2,664,491
Due to Adviser	390,067
Due to Distributor	97,243
Deferred Trustee fees	266,926
Accrued expenses	327,516
Total liabilities	6,944,971
NET ASSETS	$714,142,455
Net Assets consist of:
Aggregate paid in capital	$930,810,345
Net unrealized appreciation	220,092,057
Accumulated net investment loss	(29,613,209)
Accumulated net realized loss	(407,146,738)
$714,142,455
(1) Cost of Investments — unaffiliated issuers	$477,502,817
(2) Cost of Investments — affiliated issuers	$18,291,552
(3) Cost of cash denominated in foreign currency	$3,210,115

See Notes to Financial Statements

28

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$285,679,354
Shares of beneficial interest outstanding	30,447,517
Net asset value and redemption price per share	$9.38
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$9.95
Class C Shares:
Net Assets	$47,451,778
Shares of beneficial interest outstanding	5,753,335
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$8.25
Class I Shares:
Net Assets	$284,621,227
Shares of beneficial interest outstanding	23,629,433
Net asset value, offering and redemption price per share	$12.05
Class Y Shares:
Net Assets	$96,390,096
Shares of beneficial interest outstanding	10,088,374
Net asset value, offering and redemption price per share	$9.55

See Notes to Financial Statements

29

GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends	$19,735,358
Foreign taxes withheld	(705,068)
Total income	19,030,290
Expenses:
Management fees	21,497,198
Distribution fees – Class A	908,017
Distribution fees – Class C	689,178
Transfer agent fees – Class A	882,451
Transfer agent fees – Class C	86,248
Transfer agent fees – Class I	316,915
Transfer agent fees – Class Y	357,957
Custodian fees	16,138
Professional fees	118,563
Registration fees – Class A	4,676
Registration fees – Class C	19,425
Registration fees – Class I	38,714
Registration fees – Class Y	4,682
Reports to shareholders	77,222
Insurance	128,753
Trustees’ fees and expenses	272,406
Other	53,658
Total expenses	25,472,201
Waiver of management fees	(1,918,313)
Net expenses	23,553,888
Net investment loss	(4,523,598)
Net realized loss on:
Investments sold	(120,815,506)
Foreign currency transactions and foreign denominated assets and liabilities	(28,681)
Net realized loss	(120,844,187)
Net change in unrealized appreciation on:
Investments	88,975,398
Foreign currency transactions and foreign denominated assets and liabilities	811
Net change in unrealized appreciation	88,976,209
Net Decrease in Net Assets Resulting from Operations	$(36,391,576)

See Notes to Financial Statements

30

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends – unaffiliated issuers	$3,587,788
Foreign taxes withheld	(228,503)
Total income	3,359,285
Expenses:
Management fees	4,897,641
Distribution fees – Class A	762,278
Distribution fees – Class C	530,761
Transfer agent fees – Class A	473,160
Transfer agent fees – Class C	82,635
Transfer agent fees – Class I	40,982
Transfer agent fees – Class Y	115,054
Administration fees	1,691,404
Custodian fees	66,032
Professional fees	104,919
Registration fees – Class A	21,444
Registration fees – Class C	20,350
Registration fees – Class I	14,312
Registration fees – Class Y	21,000
Reports to shareholders	48,178
Insurance	40,206
Trustees’ fees and expenses	14,064
Interest	3,064
Other	2,522
Total expenses	8,950,006
Waiver of management fees	(145,942)
Net expenses	8,804,064
Net investment loss	(5,444,779)
Net realized gain (loss) on:
Investments sold – unaffiliated issuers	10,779,712
Investments sold – affiliated issuers	512
Forward foreign currency contracts	(89)
Foreign currency transactions and foreign denominated assets and liabilities	123,840
Net realized gain	10,903,975
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	64,300,599
Investments – affiliated issuers	9,558,716
Foreign currency transactions and foreign denominated assets and liabilities	(32,810)
Net change in unrealized appreciation	73,826,505
Net Increase in Net Assets Resulting from Operations	$79,285,701

See Notes to Financial Statements

31

GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$(4,523,598)	$(6,862,051)
Net realized loss	(120,844,187)	(220,664,353)
Net change in unrealized appreciation	88,976,209	1,055,420,308
Net increase (decrease) in net assets resulting from operations	(36,391,576)	827,893,904
Dividends to shareholders from:
Net investment income
Class A Shares	—	(125,900)
Class C Shares	—	(32,826)
Class I Shares	—	(469,248)
Class Y Shares	—	(91,726)
Total dividends	—	(719,700)
Share transactions:
Proceeds from sale of shares
Class A Shares	93,096,551	159,604,643
Class C Shares	5,222,944	7,972,671
Class I Shares	340,487,540	255,442,306
Class Y Shares	116,265,208	133,011,963
	555,072,243	556,031,583
Reinvestment of dividends
Class A Shares	—	102,065
Class C Shares	—	26,275
Class I Shares	—	409,232
Class Y Shares	—	73,851
	—	611,423
Cost of shares redeemed
Class A Shares	(151,966,357)	(201,987,798)
Class C Shares	(40,946,463)	(35,028,488)
Class I Shares	(395,598,814)	(493,117,025)
Class Y Shares	(147,864,211)	(145,196,412)
	(736,375,845)	(875,329,723)
Net decrease in net assets resulting from share transactions	(181,303,602)	(318,686,717)
Total increase (decrease) in net assets	(217,695,178)	508,487,487
Net Assets:
Beginning of year	2,454,994,876	1,946,507,389
End of year #	$2,237,299,698	$2,454,994,876
# Including accumulated net investment loss	$(468,346)	$(1,004,999)

See Notes to Financial Statements

32

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$(5,444,779)	$(5,544,277)
Net realized gain (loss)	10,903,975	(28,100,873)
Net change in unrealized appreciation	73,826,505	288,671,441
Net increase in net assets resulting from operations	79,285,701	255,026,291
Dividends to shareholders from:
Net investment income
Class A Shares	(10,518,674)	(17,255,912)
Class C Shares	(1,585,482)	(3,481,718)
Class I Shares	(9,086,540)	(8,610,079)
Class Y Shares	(3,838,065)	(4,448,666)
Total dividends	(25,028,761)	(33,796,375)
Share transactions:
Proceeds from sale of shares
Class A Shares	43,786,077	93,535,412
Class C Shares	9,183,263	20,890,266
Class I Shares	106,486,154	25,382,837
Class Y Shares	64,278,018	91,392,658
	223,733,512	231,201,173
Reinvestment of dividends
Class A Shares	9,213,637	15,131,782
Class C Shares	1,395,924	2,753,788
Class I Shares	9,043,195	8,536,163
Class Y Shares	2,985,200	3,461,625
	22,637,956	29,883,358
Cost of shares redeemed
Class A Shares	(77,771,060)	(117,123,532)
Class C Shares	(18,057,211)	(17,842,440)
Class I Shares	(33,469,425)	(154,030,847)
Class Y Shares	(51,899,719)	(55,677,958)
	(181,197,415)	(344,674,777)
Net increase (decrease) in net assets resulting from share transactions	65,174,053	(83,590,246)
Total increase in net assets	119,430,993	137,639,670
Net Assets:
Beginning of year	594,711,462	457,071,792
End of year #	$714,142,455	$594,711,462
# Including accumulated net investment loss	$(29,613,209)	$(75,160,301)

See Notes to Financial Statements

33

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$36.87		$25.76	$38.89	$48.31	$43.64
Income from investment operations:
Net investment income (loss)	(0.17	)(b)	(0.20)	0.05 (b)	(0.07)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.38)		11.32	(13.05)	(9.31)	4.84
Total from investment operations	(0.55)		11.12	(13.00)	(9.38)	4.69
Less dividends and distributions from:
Net investment income	—		(0.01)	(0.13)	(0.04)	(0.02)
Net asset value, end of year	$36.32		$36.87	$25.76	$38.89	$48.31
Total return (a)	(1.49)%		43.17%	(33.42)%	(19.41)%	10.74%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$349,066		$418,616	$321,875	$609,885	$1,025,779
Ratio of gross expenses to average net assets	1.53%		1.50%	1.36%	1.43%	1.45%
Ratio of net expenses to average net assets	1.38%		1.38%	1.36%	1.38%	1.38%
Ratio to net expenses to average net assets excluding interest expense	1.38%		1.38%	1.36%	1.38%	1.38%
Ratio of net investment income (loss) to average net assets	(0.50)%		(0.56)%	0.14%	(0.12)%	(0.00)%
Portfolio turnover rate	17%		36%	26%	36%	33%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2017		2016	2015		2014	2013
Net asset value, beginning of year	$32.00		$22.53	$34.32		$42.99	$39.15
Income from investment operations:
Net investment loss	(0.39	)(b)	(0.42)	(0.21	)(b)	(0.48)	(0.56)
Net realized and unrealized gain (loss) on investments	(0.33)		9.90	(11.45)		(8.15)	4.42
Total from investment operations	(0.72)		9.48	(11.66)		(8.63)	3.86
Less dividends and distributions from:
Net investment income	—		(0.01)	(0.13)		(0.04)	(0.02)
Net asset value, end of year	$31.28		$32.00	$22.53		$34.32	$42.99
Total return (a)	(2.25)%		42.08%	(33.96)%		(20.07)%	9.85%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$53,893		$94,488	$88,945		$202,213	$337,441
Ratio of gross expenses to average net assets	2.19%		2.15%	2.16%		2.19%	2.23%
Ratio of net expenses to average net assets	2.19%		2.15%	2.16%		2.19%	2.20%
Ratio to net expenses to average net assets excluding interest expense	2.19%		2.15%	2.16%		2.19%	2.20%
Ratio of net investment loss to average net assets	(1.33)%		(1.30)%	(0.67)%		(0.93)%	(0.82)%
Portfolio turnover rate	17%		36%	26%		36%	33%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

35

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$38.51		$26.80	$40.31	$49.89	$44.89
Income from investment operations:
Net investment income (loss)	(0.03	)(b)	(0.06)	0.18 (b)	0.13	0.22
Net realized and unrealized gain (loss) on investments	(0.38)		11.78	(13.56)	(9.67)	4.80
Total from investment operations	(0.41)		11.72	(13.38)	(9.54)	5.02
Less dividends and distributions from:
Net investment income	—		(0.01)	(0.13)	(0.04)	(0.02)
Net asset value, end of year	$38.10		$38.51	$26.80	$40.31	$49.89
Total return (a)	(1.06)%		43.73%	(33.18)%	(19.12)%	11.17%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,563,581		$1,629,778	$1,307,353	$2,142,879	$2,340,890
Ratio of gross expenses to average net assets	1.06%		1.05%	1.04%	1.02%	1.03%
Ratio of net expenses to average net assets	0.97%		1.00%	1.00%	1.00%	1.00%
Ratio to net expenses to average net assets excluding interest expense	0.97%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	(0.08)%		(0.17)%	0.50%	0.27%	0.39%
Portfolio turnover rate	17%		36%	26%	36%	33%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$37.47		$26.11	$39.33	$48.74	$43.92
Income from investment operations:
Net investment income (loss)	(0.08	)(b)	(0.10)	0.13 (b)	0.06	0.10
Net realized and unrealized gain (loss) on investments	(0.38)		11.47	(13.22)	(9.43)	4.74
Total from investment operations	(0.46)		11.37	(13.09)	(9.37)	4.84
Less dividends and distributions from:
Net investment income	—		(0.01)	(0.13)	(0.04)	(0.02)
Net asset value, end of year	$37.01		$37.47	$26.11	$39.33	$48.74
Total return (a)	(1.23)%		43.55%	(33.27)%	(19.22)%	11.01%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$270,760		$312,113	$228,335	$358,429	$429,829
Ratio of gross expenses to average net assets	1.16%		1.19%	1.15%	1.16%	1.19%
Ratio of net expenses to average net assets	1.13%		1.13%	1.13%	1.13%	1.13%
Ratio to net expenses to average net assets excluding interest expense	1.13%		1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets	(0.25)%		(0.30)%	0.37%	0.13%	0.24%
Portfolio turnover rate	17%		36%	26%	36%	33%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

37

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.62	$6.03	$8.00	$8.52	$16.81
Income from investment operations:
Net investment loss (a)	(0.09)	(0.09)	(0.04)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	1.20	3.23	(1.93)	(0.43)	(8.16)
Total from investment operations	1.11	3.14	(1.97)	(0.52)	(8.22)
Less dividends and distributions from:
Net investment income	(0.35)	(0.55)	—	—	(0.07)
Net asset value, end of year	$9.38	$8.62	$6.03	$8.00	$8.52
Total return (b)	13.03%	53.12%	(24.63)%	(6.10)%	(48.91)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$285,679	$285,208	$204,987	$281,580	$339,483
Ratio of gross expenses to average net assets	1.43%	1.35%	1.43%	1.47%	1.46%
Ratio of net expenses to average net assets	1.43%	1.35%	1.43%	1.45%	1.45%
Ratio to net expenses to average net assets excluding interest expense	1.43%	1.35%	1.43%	1.45%	1.45%
Ratio of net investment loss to average net assets .	(0.93)%	(0.89)%	(0.54)%	(0.88)%	(0.54)%
Portfolio turnover rate	32%	28%	45%	43%	40%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

38

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$7.61	$5.41	$7.24	$7.76	$15.44
Income from investment operations:
Net investment loss (a)	(0.14)	(0.15)	(0.09)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	1.06	2.90	(1.74)	(0.37)	(7.47)
Total from investment operations	0.92	2.75	(1.83)	(0.52)	(7.61)
Less dividends and distributions from:
Net investment income	(0.28)	(0.55)	—	—	(0.07)
Net asset value, end of year	$8.25	$7.61	$5.41	$7.24	$7.76
Total return (b)	12.24%	52.00%	(25.28)%	(6.70)%	(49.29)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$47,452	$50,632	$32,556	$52,916	$65,979
Ratio of gross expenses to average net assets	2.21%	2.10%	2.22%	2.34%	2.30%
Ratio of net expenses to average net assets	2.20%	2.10%	2.20%	2.20%	2.20%
Ratio to net expenses to average net assets excluding interest expense	2.20%	2.10%	2.20%	2.20%	2.20%
Ratio of net investment loss to average net assets	(1.70)%	(1.65)%	(1.31)%	(1.63)%	(1.29)%
Portfolio turnover rate	32%	28%	45%	43%	40%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

39

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.97	$7.54	$9.95	$10.54	$20.67
Income from investment operations:
Net investment loss (a)	(0.06)	(0.06)	(0.01)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.54	4.04	(2.40)	(0.54)	(10.05)
Total from investment operations	1.48	3.98	(2.41)	(0.59)	(10.06)
Less dividends and distributions from:
Net investment income	(0.40)	(0.55)	—	—	(0.07)
Net asset value, end of year	$12.05	$10.97	$7.54	$9.95	$10.54
Total return (b)	13.56%	53.63%	(24.22)%	(5.60)%	(48.67)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$284,621	$183,511	$191,444	$166,371	$160,524
Ratio of gross expenses to average net assets	1.04%	1.01%	1.07%	1.07%	1.08%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio to net expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.51)%	(0.52)%	(0.13)%	(0.43)%	(0.08)%
Portfolio turnover rate	32%	28%	45%	43%	40%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

40

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.78	$6.12	$8.08	$8.58	$16.88
Income from investment operations:
Net investment income (loss) (a)	(0.06)	(0.07)	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	1.22	3.28	(1.94)	(0.44)	(8.20)
Total from investment operations	1.16	3.21	(1.96)	(0.50)	(8.23)
Less dividends and distributions from:
Net investment income	(0.39)	(0.55)	—	—	(0.07)
Net asset value, end of year	$9.55	$8.78	$6.12	$8.08	$8.58
Total return (b)	13.29%	53.49%	(24.26)%	(5.83)%	(48.76)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$96,390	$75,361	$28,084	$46,183	$34,096
Ratio of gross expenses to average net assets	1.16%	1.11%	1.21%	1.31%	1.34%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.13%	1.20%
Ratio to net expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.13%	1.20%
Ratio of net investment loss to average net assets .	(0.60)%	(0.66)%	(0.21)%	(0.55)%	(0.30)%
Portfolio turnover rate	32%	28%	45%	43%	40%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

41

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of seven portfolios. These financial statements relate only to the following investment portfolios: Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds” and each a “Fund”). The International Investors Gold Fund is classified as a non-diversified fund and may effect certain investments through the Gold Series Fund I Subsidiary, (a wholly-owned “Subsidiary”). The Global Hard Assets Fund is classified as a diversified fund and seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for
42

which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and is categorized as Level 2 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities.
43

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Gold Series Fund I Subsidiary, a Cayman Islands exempted company, was incorporated on November 7, 2011. Consolidated financial statements of the International Investors Gold Fund, present the financial position and results of operation for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2017, the International Investors Gold Fund held $52,981 in its Subsidiary, representing 0.01% of the Fund’s net assets.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
44

The wholly-owned subsidiary of the International Investors Gold Fund is classified as a controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions for the Funds are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of
45

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

G.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

I.	Use of Derivative Instruments—The Funds may investment in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. At December 31, 2017, the Funds held no derivative instruments.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives.
46

The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The International Investors Gold Fund held forward foreign currency contracts for one month during the year ended December 31, 2017, with an average unrealized depreciation of $2,647. At December 31, 2017, the Funds held no forward foreign currency contracts.

J.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments. At December 31, 2017, the Funds held no financial instruments that would require additional disclosure.

Note 3—Investment Management and Other Agreements—The Van Eck Associates Corporation (“VEAC”) is the investment adviser to the Global Hard Assets Fund and International Investors Gold Fund.

The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets:

Fund	Annual Rate
Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter

The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2017, are as follows:

47

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

		Waiver of
	Expense	Management
	Limitations	Fees
Global Hard Assets Fund
Class A	1.38%	$530,404
Class C	2.20	—
Class I	0.95	1,303,215
Class Y	1.13	84,694
International Investors Gold Fund
Class A	1.45%	$—
Class C	2.20	5,683
Class I	1.00	86,351
Class Y	1.10	53,908

The Adviser also performs accounting and administrative services for the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2017, the Adviser received $1,691,404 from the International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2017, VanEck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $615,502 in sales loads relating to the sale of shares of the Funds, of which $532,626 was reallowed to broker/dealers and the remaining $82,876 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2017 were as follows:

	Cost of	Proceeds from
	Investments	Investments
Fund	Purchased	Sold
Global Hard Assets Fund	$356,314,959	$542,949,486
International Investors Gold Fund	253,785,782	209,040,667

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments were as follows:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)
Global Hard Assets Fund	$1,789,623,129	$696,355,445	$(267,403,949)	$428,951,496
International Investors Gold Fund	590,605,008	188,324,178	(63,012,323)	125,311,855
48

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated	Other	Unrealized
	Ordinary	Capital	Temporary	Appreciation
	Income	Losses	Differences	(Depreciation)	Total
Global Hard Assets Fund	$—	$(892,903,609)	$(1,060,047)	$428,951,496	$(465,012,160)
International Investors Gold Fund	18,836,931	(360,575,439)	(266,926)	125,337,544	(216,667,890)

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Fund	Ordinary Income	Ordinary Income
Global Hard Assets Fund	$—	$719,700
International Investors Gold Fund	25,028,791	33,796,375

At December 31, 2017, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
	with No Expiration	with No Expiration	Total
Global Hard Assets Fund	$(86,090,722)	$(806,812,887)	$(892,903,609)
International Investors Gold Fund	(102,681,301)	(257,894,138)	(360,575,439)

During the period ended December 31, 2017 as a result of permanent book to tax differences primarily due to net operating losses, investments in Passive Foreign Investment Companies, foreign currency gains and losses, differences in the character of distributions from underlying investments, and losses from the investment in a controlled foreign corporation, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase	Increase	Increase
	(Decrease) in	(Decrease) in	(Decrease) in
	Accumulated	Accumulated	Aggregate
	Net Investment	Net Realized	Paid in
	Income	Gain (Loss)	Capital
Global Hard Assets Fund	$5,060,251	$(150,921)	$(4,909,330)
International Investors Gold Fund	76,020,632	(76,008,607)	(12,025)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by

49

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the EU by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the EU and the United Kingdom. This may further

50

impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Global Hard Assets Fund		International Investors Gold Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Class A
Shares sold	2,742,692	5,199,844	4,551,698	9,637,738
Shares reinvested	—	2,745	1,010,263	1,949,971
Shares redeemed	(4,487,810)	(6,344,714)	(8,185,239)	(12,485,876)
Net decrease	(1,745,118)	(1,142,125)	(2,623,278)	(898,167)
Class C
Shares sold	173,205	286,493	1,088,197	2,262,282
Shares reinvested	—	814	174,055	402,013
Shares redeemed	(1,402,769)	(1,282,569)	(2,158,535)	(2,027,372)
Net increase (decrease)	(1,229,564)	(995,262)	(896,283)	636,923
Class I
Shares sold	9,792,548	8,313,524	8,835,760	2,265,835
Shares reinvested	—	10,536	772,263	864,859
Shares redeemed	(11,078,063)	(14,781,968)	(2,704,919)	(11,798,167)
Net increase (decrease)	(1,285,515)	(6,457,908)	6,903,104	(8,667,473)
Class Y
Shares sold	3,298,018	4,247,343	6,506,292	9,216,626
Shares reinvested	—	1,954	321,335	438,181
Shares redeemed	(4,311,905)	(4,664,173)	(5,325,198)	(5,659,506)
Net increase (decrease)	(1,013,887)	(414,876)	1,502,429	3,995,301

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio

51

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the following Fund borrowed under this Facility:

			Average	Outstanding Loan
	Days	Average Daily	Interest	Balance as of
Fund	Outstanding	Loan Balance	Rate	December 31, 2017
International Investors Gold Fund	15	$2,517,841	2.36%	$0

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

52

VANECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Global Hard Assets Fund and International Investors Gold Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to International Investors Gold Fund) of Global Hard Assets Fund and International Investors Gold Fund (collectively referred to as the “Funds”), (two of the funds constituting VanEck Funds (the “Trust”)), including the schedules of investments (consolidated as it relates to International Investors Gold Fund), as of December 31, 2017, and the related statements of operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, statements of changes in net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended, the financial highlights (consolidated as it relates to International Investors Gold Fund) for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to International Investors Gold Fund) of each of the Funds (two of the funds constituting VanEck Funds) at December 31, 2017, and the results of their operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, changes in their net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended and their financial highlights (consolidated as it relates to International Investors Gold Fund) for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
February 23, 2018

53

VANECK FUNDS

TAX INFORMATION

(unaudited)

GLOBAL HARD ASSETS FUND

Global Hard Assets Fund did not pay any distributions during calendar year 2017.

INTERNATIONAL INVESTORS GOLD FUND

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date:	12/20/2017
Payable Date:	12/21/2017
Ordinary Income Paid Per Share — Class A	$0.353
Ordinary Income Paid Per Share — Class C	$0.283
Ordinary Income Paid Per Share — Class I	$0.396
Ordinary Income Paid Per Share — Class Y	$0.386
Qualified Dividend Income for Individuals	13.21%	*
Dividends Qualifying for the Dividends Received Deduction for Corporations	1.84%	*
Foreign Source Income	7.66%	*
Foreign Taxes Paid Per Share to Classes A, C, I and Y	$0.003345

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.
54

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
55

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
56

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).
57

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
58

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	GHAIIGAR

ANNUAL REPORT December 31, 2017

VanEck Funds

Unconstrained Emerging Markets Bond Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
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Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
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For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
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Definitions
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Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

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Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
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UNCONSTRAINED EMERGING MARKETS BOND FUND

December 31, 2017 (unaudited)

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) gained 11.68% (Class A shares, excluding sales charge) over the 12 month period ended December 31, 2017, while the Fund’s benchmark — a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index2 (GBI-EM) —gained 12.74% over the same period. In terms of those two indices, the GBI-EM local currency3 index was up 15.21%, while the EMBI hard currency4 index returned 10.25% over the 12 month period.

2017 has been largely a “risk-on” year. We have seen local currency bonds outperform hard currency bonds, while non-investment grade outperformed investment grade in the first half of the year. The Fund participated in this risk-on rally in emerging markets bonds. There were important country-specific reasons for our risk-on positioning that reflect the essence of our investment process (in which we compare country fundamentals to their bonds’ premium/credit spread for hard currency and real yield for local currency). Top-down reasons included: (1) the widening of the real interest rate differential between emerging markets and developed markets to the highest in four years; (2) noticeable improvement in both the political environment and policy-making in several key emerging economies; (3) the fact that bad news and fears related to changes in U.S. trade policy under President Trump were mostly priced in; and (4) additional U.S. Federal Reserve (Fed) interest rate hikes were largely priced in. The Fund’s exposure to local currency and duration was higher in the first quarter of this year than it had been in over a year prior.

We became more cautious about emerging markets foreign exchange (and duration) in the second half of the year — bringing local exposure below 30% of our portfolio in the fourth quarter of the year. In addition to country-specific considerations, the ongoing (Fed) and prospective (European Central Bank) quantitative easing withdrawal was a major top-down reason behind the change. We also thought that markets were not fully appreciating the chance for fiscal stimulus/tax reform in the U.S. and its impact on U.S. yields, and thus the U.S. dollar.

The shifts from bullish positioning to more defensive positioning is consistent with the Fund’s unconstrained approach, which allows the team to invest across the emerging markets debt asset class, and by the size of the Fund, which allows the team to be both agile and nimble.

1

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

Market and Fund Review

One theme that worked extremely well for us in 2017 was emerging markets “policy acquittal”. All our portfolio winners — Mexico, Argentina, Uruguay, Indonesia, Ukraine, Mongolia, and Russia — fall into this category. The process of policy acquittal in these economies was based on different combinations of four key elements: (1) letting currencies float/move more freely; (2) hiking interest rates; (3) creating a more stable political environment; and (4) addressing fiscal deficiencies and other structural issues.

The end result of policy orthodoxy in Russia, Brazil, Uruguay, Mexico, Indonesia, Mongolia, and Argentina was the creation of idiosyncratic investment opportunities — both in the local currency debt (including duration) and sovereign credit. On the local debt side, the focus was on disinflation and lower interest rates at a time when the developed world was bracing itself for higher inflation and policy tightening/qualitative easing exit. We increased our local currency exposure from about 20% of our portfolio in January/February to 60% in late April and kept it above 40% (with some exceptions) until September. In sovereign credit, the main focus was on countries’ ability to stay on the adjustment path (with the International Monetary Fund’s help in the case of Ukraine and Mongolia), the implementation of structural reforms (to minimize future imbalances), as well as making sure that authorities no longer target currencies, but focus on the accumulation of the international reserves instead.

We were not the only investors who noticed the positive developments in this group of countries — Mongolia and Uruguay were among the top performers in EMBI. However our exposure to Mexico and Argentina have been great examples of how the unconstrained approach helps to capitalize on the trends, either that the market is yet to spot or that it does not have enough capacity to express through the traditional index tools. Argentina was the second largest positive contributor to our portfolio in 2017, despite the country underperforming many of its peers in EMBI and being an outright loser in GBI-EM. Mexico was our top performer in 2017 despite ending up in the middle of the pack in EMBI and in the bottom half of GBI-EM.

Several global tailwinds5 supported our positions in 2017. These included signs of greater stability in China and more “palatable” election outcomes in the Eurozone.6 Further, bad news and fears related to changes in the U.S. trade policy under President Trump were largely priced in, as were additional U.S. Fed rate hikes. Additional signals that the global growth

2

environment was gradually improving helped to support investors’ sentiment about emerging markets.

Countries that detracted from our performance in 2017 were Venezuela, Turkey, and South Africa. The heightened political risk in South Africa and Turkey — the market-unfriendly government reshuffle in the former and the constitutional referendum in the latter — increased concerns about their institutional stability, with the ensuing risks to growth, fiscal performance, and debt dynamics. In Venezuela, the debt payment issues resurfaced later in the year and the government’s opaque and inconsistent statements on the subject resulted in an adverse market reaction.

In 2017, the Fund used long U.S. dollar/emerging markets foreign exchange forwards against its Mexican peso bond exposure by buying USD/BRL (Brazilian real) and by buying USD/CAD (Canadian dollar); its Brazilian real bond exposure by buying USD/MXN (Mexican peso); and for its Russian ruble, Polish zloty, and euro bond exposures by buying USD/TRY (Turkish lira), by buying USD/ZAR (South African rand) and by selling EUR/USD. The derivatives positions in 2017 had a minor negative impact on the Fund’s performance, on an absolute basis, but the loss is smaller when taking into consideration the gains on opposing positions that those derivatives were trying to hedge.

Portfolio Positioning and Outlook

The Fund has entered 2018 with a “low duration/low emerging markets foreign exchange” stance (we have been in the risk-reduction mode since the summer 2017). We think several developments justify this stance. First, both the Fed and the European Central Bank look forward to end their monetary policy experiments in the coming months. The central bank asset purchases have produced problematic shifts in asset allocations over their respective periods of quantitative easing (for example, a combination of tight spreads and higher duration), and we think that the trajectory of market normalization by policymakers — not just in the U.S. — will remain a major challenge well into 2018. Second, the global growth outlook improved. We are seeing more robust real GDP growth rates in several systemically important countries, global manufacturing PMIs (purchasing managers’ indices) are rising, and there are green shoots in productivity growth both in the U.S. and Europe. All these factors signal that that real interest rates should be higher than they are right now. Third, the outlook for fiscal stimulus/tax reform in the U.S. is much brighter now and this can be a real game changer as

3

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

regards reflation and U.S. dollar repatriation. Fourth, markets continue to discount the Fed’s communications — markets continue to price in 15bps less of tightening for 2018 and 55bps less for 2019 than the Fed’s mean projections (the dot-plot7) indicate. Finally, an important aspect of unwinding global policy accommodation is China’s deleveraging, as authorities tighten credit standards, tackle environmental issues, and implement supply-side reforms. All these factors will slow down China’s growth — potentially affecting the strength of renminbi and commodity prices — both of which will have implications for the rest of the emerging markets.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the emerging markets bond updates, please contact us at 800.826.2333 or visit vaneck.com/subscription/ to register.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with noninvestment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

4

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

January 18, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBIEM) tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro, or yen.

[5]	Tailwinds describes a condition or situation that will help move growth higher and increase growth of an economy.

[6]	The Eurozone or euro area is a monetary union of 19 of the 28 European Union (EU) member states which have adopted the euro (€) as their common currency and sole legal tender.

[7]	Federal Reserve officials publish their forecasts for the central bank’s key interest rate on a chart known as the “dot plot.”

5

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

On May 1, 2015 the Unconstrained Emerging Markets Bond Fund changed its primary benchmark from the GBI-EM to the blended benchmark of 50% EMBI and 50% GBI-EM to reflect the unconstrained long-only nature of the Fund.

Average Annual Total Return 12/31/17	Class A-EMBAX After Maximum Sales Charge[1]	Class A-EMBAX Before Sales Charge	50% GBI-EM 50% EMBI	GBI-EM	EMBI
One Year	5.30%	11.68%	12.74%	15.21%	10.25%
Five Year	(1.31)%	(0.14)%	1.53%	(1.55)%	4.58%
Life* (annualized)	0.71%	1.81%	2.55%	0.24%	5.72%
Life* (cumulative)	3.98%	10.30%	14.61%	1.35%	35.63%

Average Annual Total Return 12/31/17	Class C-EMBCX After Maximum Sales Charge[2]	Class C-EMBCX Before Sales Charge	50% GBI-EM 50% EMBI	GBI-EM	EMBI
One Year	9.86%	10.86%	12.74%	15.21%	10.25%
Five Year	(0.83)%	(0.83)%	1.53%	(1.55)%	4.58%
Life* (annualized)	1.08%	1.08%	2.55%	0.24%	5.72%
Life* (cumulative)	6.07%	6.07%	14.61%	1.35%	35.63%

Average Annual Total Return 12/31/17	Class I-EMBUX After Maximum Sales Charge[3]	Class I-EMBUX Before Sales Charge	50% GBI-EM 50% EMBI	GBI-EM	EMBI
One Year	n/a	11.96%	12.74%	15.21%	10.25%
Five Year	n/a	0.18%	1.53%	(1.55)%	4.58%
Life* (annualized)	n/a	2.10%	2.55%	0.24%	5.72%
Life* (cumulative)	n/a	12.04%	14.61%	1.35%	35.63%
6

Average Annual Total Return 12/31/17	Class Y-EMBYX After Maximum Sales Charge[4]	Class Y-EMBYX Before Sales Charge	50% GBI-EM 50% EMBI	GBI-EM	EMBI
One Year	n/a	12.01%	12.74%	15.21%	10.25%
Five Year	n/a	0.11%	1.53%	(1.55)%	4.58%
Life* (annualized)	n/a	2.03%	2.55%	0.24%	5.72%
Life* (cumulative)	n/a	11.65%	14.61%	1.35%	35.63%
*	since 7/9/12 (Class A, Class C, Class I and Class Y)

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark Index is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM). The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries. J.P Morgan Emerging Markets Bond Index Global Diversified tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

7

UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
Unconstrained Emerging Markets Bond Fund
Class A
Actual	$1,000.00	$1,040.50	1.27%	$6.58
Hypothetical**	$1,000.00	$1,018.75	1.27%	$6.51
Class C
Actual	$1,000.00	$1,037.70	1.97%	$10.12
Hypothetical**	$1,000.00	$1,015.27	1.97%	$10.01
Class I
Actual	$1,000.00	$1,042.70	0.97%	$5.05
Hypothetical**	$1,000.00	$1,020.27	0.97%	$4.99
Class Y
Actual	$1,000.00	$1,042.90	1.03%	$5.30
Hypothetical**	$1,000.00	$1,020.01	1.03%	$5.24

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.
9

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Principal
Amount			Value

CORPORATE BONDS: 40.8%

Argentina: 1.3%
ARS	5,974,000	Banco Hipotecario SA 25.94% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days +4.00%), 11/07/22 (f) 144A	$321,382
		Generacion Mediterranea SA
USD	57,000	9.63%, 07/27/20 (c) 144A	63,814
	216,000	9.63%, 07/27/20 (c) Reg S	241,823
			627,019
Brazil: 1.6%
	144,000	Cemig Geracao e Transmissao SA 9.25%, 12/05/23 (c) 144A	155,700
	921,000	Samarco Mineracao SA 5.75%, 10/24/23 (d) * Reg S	630,885
			786,585
British Virgin Islands: 0.8%
	331,000	Arcos Dorados Holdings, Inc. 6.63%, 09/27/23 Reg S	370,972
Cayman Islands: 1.7%
	373,000	CAR, Inc. 6.13%, 02/04/18 (c) Reg S	382,325
		Odebrecht Finance Ltd.
	1,105,000	4.38%, 04/25/25 Reg S	331,500
	415,000	5.25%, 06/27/29 Reg S	121,906
			835,731
Principal
Amount			Value

Chile: 1.2%
USD	570,000	Geopark Ltd. 6.50%, 09/21/21 (c) 144A	$586,080
Colombia: 2.2%
	433,000	Colombia Telecomunicaciones SA ESP 8.50% (USD Swap Semi 30/360 5 Year+6.96%), 03/30/20 (c) Reg S	467,640
	569,000	Credivalores-Crediservicios SAS 9.75%, 07/27/20 (c) 144A	593,182
			1,060,822
Georgia: 0.8%
GEL	1,075,000	Bank of Georgia JSC 11.00%, 06/01/20 144A	418,667
Indonesia: 1.2%
USD	517,000	Bukit Makmur Mandiri Utama PT 7.75%, 02/13/20 (c) Reg S	555,796
	60,829	Bumi Resources Tbk PT 12/11/22 (a) * #	19,769
			575,565
Ireland: 1.4%
	672,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/22 144A	681,106
Israel: 3.6%
	1,703,000	Israel Electric Corp. Ltd. 7.25%, 01/15/19 Reg S	1,778,153

See Notes to Financial Statements

Principal
Amount			Value

Luxembourg: 6.5%
USD	657,000	CSN Resources SA 6.50%, 07/21/20 Reg S	$619,222
	622,000	MHP SE 7.75%, 05/10/24 Reg S	675,741
	575,000	Minerva Luxembourg SA 5.88%, 01/19/23 (c) 144A	560,194
	654,000	Puma International Financing SA 5.13%, 10/06/20 (c) 144A	668,378
	594,000	Topaz Marine SA 9.13%, 07/26/19 (c) 144A	616,797
			3,140,332
Malaysia: 1.1%
	499,000	SSG Resources Ltd. 4.25%, 10/04/22 Reg S	518,018
Mexico: 0.5%
	380,000	Corp. GEO SAB de CV 9.25%, 02/12/18 (c) (d) * Reg S	95
	231,000	Elementia SAB de CV 5.50%, 01/15/20 (c) Reg S	239,085
			239,180
Mongolia: 3.5%
	1,542,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/20 Reg S	1,691,394
Netherlands: 4.4%
	566,000	IHS Netherlands Holdco BV 9.50%, 10/27/18 (c) Reg S	610,921
Principal
Amount			Value

Netherlands: (continued)
USD	625,000	Indo Energy Finance II BV 6.38%, 01/24/18 (c) Reg S	$643,851
	594,934	Metinvest BV 9.37% 01/15/18 (c) Reg S	623,778
	238,000	VTR Finance BV 6.88%, 01/15/19 (c) Reg S	251,685
			2,130,235
Singapore: 3.4%
		Eterna Capital Pte Ltd.
	173,000	6.00% 01/29/18 (c)	182,022
	189,999	8.00% 01/29/18 (c)	184,405
	599,000	Geo Coal International Pte Ltd. 8.00%, 10/04/20 (c) 144A	599,057
	118,999	Innovate Capital Pte Ltd. 6.00% 01/29/18 (c)	79,357
	554,000	Medco Straits Services Pte Ltd. 8.50%, 08/17/20 (c) 144A	589,690
			1,634,531
Ukraine: 0.9%
	394,000	Kernel Holding SA 8.75%, 01/31/22 Reg S	434,935
United Kingdom: 2.7%
	669,050	DTEK Finance Plc 10.75% 01/29/18 (c)	715,061
	587,000	Petra Diamonds US$ Treasury Plc 7.25%, 05/01/19 (c) Reg S	596,979
			1,312,040

See Notes to Financial Statements

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

United States: 2.0%
USD	347,000	AES El Salvador Trust II 6.75%, 03/28/18 (c) Reg S	$332,426
	609,000	Stillwater Mining Co. 7.13%, 06/27/21 (c) 144A	632,842
			965,268
Total Corporate Bonds (Cost: $19,358,248)			19,786,633
FOREIGN GOVERNMENT OBLIGATIONS: 54.6%
Angola: 3.6%
	1,495,000	Angolan Government International Bond 9.50%, 11/12/25 Reg S	1,728,580
Argentina: 10.4%
		Argentine Republic Government International Bond
ARS	1,774,000	3.31%, 12/31/45	522,028
	1,644,000	5.83%, 12/31/33	681,908
	8,364,000	City of Buenos Aires 26.66% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days+3.25%), 03/29/24 (f)	438,397
		Provincia de Buenos Aires
USD	499	4.00%, 05/15/35 (s) Reg S	417
	443,000	10.88%, 01/26/21 Reg S	506,127
ARS	28,555,000	26.96% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days+3.83%), 05/31/22 (f)	1,552,264
USD	461,000	Provincia de Entre Rios 8.75%, 02/08/25 144A	496,727
Principal
Amount			Value

Argentina: (continued)
USD	818,000	Provincia de Rio Negro 7.75%, 12/07/25 144A	$831,088
			5,028,956
Armenia: 3.2%
	1,464,000	Republic of Armenia International Bond 6.00%, 09/30/20 Reg S	1,558,560
Belarus: 3.8%
	1,694,000	Republic of Belarus International Bond 6.88%, 02/28/23 Reg S	1,828,656
Brazil: 2.7%
BRL	4,268,000	Notas do Tesouro Nacional, Series F 10.00%, 01/01/21	1,326,052
Cayman Islands: 0.8%
USD	397,526	EP PetroEcuador via Noble Sovereign Funding I Ltd. 7.32% (ICE LIBOR USD 3 Month +5.63%), 09/24/19 (f) Reg S	408,458
Chile: 2.1%
		CLP630,000,000Bonos de la Tesoreria de la Republica de Chile 4.50%, 03/01/26	1,025,566
Ecuador: 3.3%
USD	726,000	Ecuador Government International Bond 10.50%, 03/24/20 Reg S	805,860
		Petroamazonas EP
	396,000	4.63%, 02/16/20 144A	389,070
	430,000	4.63%, 11/06/20 144A	422,475
			1,617,405

See Notes to Financial Statements

Principal
Amount			Value

El Salvador: 1.0%
USD	452,000	El Salvador Government International Bond 7.38%, 12/01/19 Reg S	$479,685
Mexico: 4.5%
MXN	33,360,000	Mexican Bonos 8.50%, 12/13/18	1,710,322
	9,750,000	Mexican Government International Bond 4.75%, 06/14/18	489,833
			2,200,155
Mongolia: 2.0%
USD	835,000	Mongolia Government International Bond 8.75%, 03/09/24 Reg S	963,648
Poland: 5.0%
		Polish Government Bonds
PLN	6,176,000	2.25%, 04/25/22	1,759,857
	2,166,000	4.00%, 10/25/23	663,654
			2,423,511
South Africa: 6.9%
		Republic of South Africa Government Bonds
ZAR	22,135,000	8.75%, 01/31/44	1,612,738
	12,758,000	8.75%, 02/28/48	935,054
	10,474,000	9.00%, 01/31/40	789,318
			3,337,110
Ukraine: 2.2%
USD	1,014,000	Ukraine Government International Bond 7.75%, 09/01/21 Reg S	1,081,639
Principal
Amount			Value

Venezuela: 3.1%
		Petroleos de Venezuela SA
USD	1,009,500	8.50%, 10/27/20 (d) * Reg S	$827,790
	2,393,000	9.00%, 11/17/21 Reg S	676,022
			1,503,812
Total Foreign Government Obligations (Cost: $26,233,250)			26,511,793

Number of Shares

COMMON STOCKS: 0.5%

Indonesia: 0.5%
	11,000,000	Bumi Resources Tbk PT * #	218,448
Mexico: 0.0%
	10,247	Corp. GEO SAB de CV *	662
Total Common Stocks (Cost: $156,701)			219,110
MONEY MARKET FUND: 2.6% (Cost: $1,278,866)
	1,278,866	AIM Treasury Portfolio — Institutional Class	1,278,866
Total Investments: 98.5% (Cost: $47,027,065)			47,796,402
Other assets less liabilities: 1.5%			740,504
NET ASSETS: 100.0%			$48,536,906

See Notes to Financial Statements

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
GEL	Georgian Lari
MXN	Mexican Peso
PLN	Polish Zloty
USD	United States Dollar
ZAR	South African Rand

Footnotes:
(a)	Contingent Value Right
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default of coupon payment
(f)	Floating Rate Bond — coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing of coupon payment
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $238,217 which represents 0.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $8,626,249, or 17.8% of net assets.

Summary of Investments by Sector	% of Investments	Value
Basic Materials	7.6%	$3,659,502
Communications	2.8	1,330,246
Consumer, Cyclical	2.2	1,052,078
Consumer, Non-cyclical	4.3	2,053,195
Energy	8.0	3,842,267
Financial	7.4	3,542,643
Government	55.5	26,511,793
Industrial	4.1	1,953,896
Utilities	5.4	2,571,916
Money Market Fund	2.7	1,278,866
	100.0%	$47,796,402

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$662	$218,448	$—	$219,110
Corporate Bonds*	—	19,786,633	—	19,786,633
Foreign Government Obligations*	—	26,511,793	—	26,511,793
Money Market Fund	1,278,866	—	—	1,278,866
Total	$1,279,528	$46,516,874	$—	$47,796,402

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Financial Statements

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (Cost $47,027,065)	$47,796,402
Cash	239,351
Cash denominated in foreign currency, at value (Cost $25)	22
Receivables:
Investments sold	1,059,188
Shares of beneficial interest sold	2,229
Dividends and interest	1,129,230
Prepaid expenses	3,470
Total assets	50,229,892
Liabilities:
Payables:
Investments purchased	1,344,636
Shares of beneficial interest redeemed	203,611
Due to Adviser	27,609
Due to Distributor	3,451
Deferred Trustee fees	48,934
Accrued expenses	64,745
Total liabilities	1,692,986
NET ASSETS	$48,536,906
Class A Shares:
Net Assets	$5,820,831
Shares of beneficial interest outstanding	831,205
Net asset value and redemption price per share	$7.00
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$7.43
Class C Shares:
Net Assets	$2,446,727
Shares of beneficial interest outstanding	366,072
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$6.68
Class I Shares:
Net Assets	$28,261,040
Shares of beneficial interest outstanding	3,962,988
Net asset value, offering and redemption price per share	$7.13
Class Y Shares:
Net Assets	$12,008,308
Shares of beneficial interest outstanding	1,691,729
Net asset value, offering and redemption price per share	$7.10
Net Assets consist of:
Aggregate paid in capital	$79,418,474
Net unrealized appreciation	768,762
Accumulated net investment loss	(141,153)
Accumulated net realized loss	(31,509,177)
$48,536,906

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends	$23,705
Interest (net of foreign taxes withheld of $11,084)	6,518,281
Total income	6,541,986
Expenses:
Management fees	647,619
Distribution fees — Class A	19,536
Distribution fees — Class C	26,107
Transfer agent fees — Class A	14,969
Transfer agent fees — Class C	16,229
Transfer agent fees — Class I	15,442
Transfer agent fees — Class Y	34,830
Custodian fees	32,350
Professional fees	65,225
Registration fees — Class A	19,384
Registration fees — Class C	19,206
Registration fees — Class I	18,173
Registration fees — Class Y	20,186
Reports to shareholders	29,200
Insurance	6,555
Trustees’ fees and expenses	11,125
Interest	10,011
Other	7,961
Total expenses	1,014,108
Waiver of management fees	(178,958)
Net expenses	835,150
Net investment income	5,706,836
Net realized gain (loss) on:
Investments (net of foreign taxes withheld of $4,136)	5,526,015
Forward foreign currency contracts	(569,074)
Foreign currency transactions and foreign denominated assets and liabilities	(38,656)
Net realized gain	4,918,285
Net change in unrealized appreciation (depreciation) on:
Investments	66,384
Foreign currency transactions and foreign denominated assets and liabilities	(11,608)
Net change in unrealized appreciation	54,776
Net Increase in Net Assets Resulting from Operations	$10,679,897

See Notes to Financial Statements

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$5,706,836	$5,818,201
Net realized gain	4,918,285	3,829,741
Net change in unrealized appreciation (depreciation)	54,776	50,753
Net increase in net assets resulting from operations	10,679,897	9,698,695
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(585,521)	(215,524)
Class C Shares	(210,020)	(81,770)
Class I Shares	(3,537,688)	(2,299,318)
Class Y Shares	(1,368,185)	(564,339)
	(5,701,414)	(3,160,951)
Return of capital
Class A Shares	—	(144,124)
Class C Shares	—	(54,704)
Class I Shares	—	(1,537,539)
Class Y Shares	—	(377,408)
	—	(2,113,775)
Total dividends and distributions	(5,701,414)	(5,274,726)
Share transactions:
Proceeds from sale of shares
Class A Shares	1,899,611	3,801,422
Class C Shares	352,050	483,974
Class I Shares	368,697	845,632
Class Y Shares	3,849,473	10,132,927
	6,469,831	15,263,955
Reinvestment of dividends and distributions
Class A Shares	392,260	260,080
Class C Shares	169,142	109,277
Class I Shares	255,019	220,740
Class Y Shares	875,483	562,822
	1,691,904	1,152,919
Cost of shares redeemed
Class A Shares	(5,446,711)	(7,371,907)
Class C Shares	(857,117)	(1,581,964)
Class I Shares	(58,909,481)	(52,190,897)
Class Y Shares	(16,700,037)	(10,817,128)
	(81,913,346)	(71,961,896)
Net decrease in net assets resulting from share transactions	(73,751,611)	(55,545,022)
Total decrease in net assets	(68,773,128)	(51,121,053)
Net Assets:
Beginning of year	117,310,034	168,431,087
End of year #	$48,536,906	$117,310,034
# Including accumulated net investment loss	$(141,153)	$(86,896)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.77	$6.64	$8.18	$8.55	$9.54
Income from investment operations:
Net investment income	0.49 (b)	0.25	0.45	0.54	0.44
Net realized and unrealized gain (loss) on investments	0.29	0.15	(1.53)	(0.37)	(0.87)
Total from investment operations	0.78	0.40	(1.08)	0.17	(0.43)
Less dividends and distributions from:
Net investment income	(0.55)	(0.16)	—	(0.38)	(0.14)
Return of capital	—	(0.11)	(0.46)	(0.16)	(0.42)
Total dividends and distributions	(0.55)	(0.27)	(0.46)	(0.54)	(0.56)
Net asset value, end of year	$7.00	$6.77	$6.64	$8.18	$8.55
Total return (a)	11.68%	6.06%	(13.60)%	1.83%	(4.70)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$5,821	$8,657	$11,763	$36,990	$35,983
Ratio of gross expenses to average net assets	1.71%	1.68%	1.44%	1.32%	1.42%
Ratio of net expenses to average net assets	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio to net expenses to average net assets excluding interest expense	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	7.02%	3.70%	5.63%	6.04%	6.23%
Portfolio turnover rate	568%	546%	605%	410%	556%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.53	$6.45	$8.02	$8.45	$9.50
Income from investment operations:
Net investment income	0.43 (b)	0.21	0.37	0.46	0.46
Net realized and unrealized gain (loss) on investments	0.27	0.14	(1.48)	(0.35)	(0.95)
Total from investment operations	0.70	0.35	(1.11)	0.11	(0.49)
Less dividends and distributions from:
Net investment income	(0.55)	(0.16)	—	(0.38)	(0.14)
Return of capital	—	(0.11)	(0.46)	(0.16)	(0.42)
Total dividends and distributions	(0.55)	(0.27)	(0.46)	(0.54)	(0.56)
Net asset value, end of year	$6.68	$6.53	$6.45	$8.02	$8.45
Total return (a)	10.86%	5.45%	(14.26)%	1.11%	(5.37)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,447	$2,723	$3,669	$6,714	$5,254
Ratio of gross expenses to average net assets	3.38%	3.01%	2.68%	2.60%	2.59%
Ratio of net expenses to average net assets	1.96%	1.95%	1.95%	1.95%	1.95%
Ratio to net expenses to average net assets excluding interest expense	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	6.38%	3.20%	4.93%	5.37%	5.60%
Portfolio turnover rate	568%	546%	605%	410%	556%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.87	$6.71	$8.23	$8.58	$9.54
Income from investment operations:
Net investment income	0.51 (b)	0.31	0.47	0.55	0.54
Net realized and unrealized gain (loss) on investments	0.30	0.12	(1.53)	(0.36)	(0.94)
Total from investment operations	0.81	0.43	(1.06)	0.19	(0.40)
Less dividends and distributions from:
Net investment income	(0.55)	(0.16)	—	(0.38)	(0.14)
Return of capital	—	(0.11)	(0.46)	(0.16)	(0.42)
Total dividends and distributions	(0.55)	(0.27)	(0.46)	(0.54)	(0.56)
Net asset value, end of year	$7.13	$6.87	$6.71	$8.23	$8.58
Total return (a)	11.96%	6.45%	(13.27)%	2.06%	(4.38)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$28,261	$82,960	$130,494	$135,421	$112,437
Ratio of gross expenses to average net assets	1.06%	0.96%	0.94%	0.95%	1.02%
Ratio of net expenses to average net assets	0.96%	0.95%	0.94%	0.95%	0.95%
Ratio to net expenses to average net assets excluding interest expense	0.95%	0.95%	0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	7.08%	4.37%	6.27%	6.38%	6.56%
Portfolio turnover rate	568%	546%	605%	410%	556%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$6.84	$6.69	$8.22	$8.57	$9.54
Income from investment operations:
Net investment income	0.51 (b)	0.29	0.48	0.50	0.47
Net realized and unrealized gain (loss) on investments	0.30	0.13	(1.55)	(0.31)	(0.88)
Total from investment operations	0.81	0.42	(1.07)	0.19	(0.41)
Less dividends and distributions from:
Net investment income	(0.55)	(0.16)	—	(0.38)	(0.14)
Return of capital	—	(0.11)	(0.46)	(0.16)	(0.42)
Total dividends and distributions	(0.55)	(0.27)	(0.46)	(0.54)	(0.56)
Net asset value, end of year	$7.10	$6.84	$6.69	$8.22	$8.57
Total return (a)	12.01%	6.32%	(13.41)%	2.06%	(4.49)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$12,008	$22,970	$22,505	$47,564	$8,607
Ratio of gross expenses to average net assets	1.30%	1.19%	1.07%	1.08%	1.48%
Ratio of net expenses to average net assets	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio to net expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	7.15%	4.12%	6.08%	6.14%	6.61%
Portfolio turnover rate	568%	546%	605%	410%	556%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Fund currently offers four classes of shares: Class A, C, I and Y shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount
23

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

(“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or
24

methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1	–	Quoted prices in active markets for identical securities.

Level 2	–	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	–	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are generally declared and paid at least annually. Income dividends and capital gain distributions
25

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. At December 31, 2017, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund held forward foreign currency contracts for 12

26

months during the year ended December 31, 2017 with an average unrealized appreciation of $9,669. At December 31, 2017, the Fund held no forward foreign currency contracts.

The impact of transactions in derivatives instruments during the year ended December 31, 2017 was as follows:

Foreign Currency Risk
Realized gain (loss):
Foreign forward currency contracts[1]	$(569,074)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. At December 31, 2017, the Fund held no financial instruments that would require additional disclosure.

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.80% of the first $1.5 billion of average daily net assets and 0.75% of the average

27

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

daily net assets in excess of $1.5 billion. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2017, are as follows:

		Waiver of
	Expense	Management
	Limitations	Fees
Class A	1.25%	$34,828
Class C	1.95	37,078
Class I	0.95	52,096
Class Y	1.00	54,956

For the year ended December 31, 2017, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $8,180 in sales loads relating to the sale of shares of the Fund, of which $7,084 was reallowed to broker/dealers and the remaining $1,096 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $435,999,210 and $510,638,914, respectively.

During the year ended December 31, 2017, the Fund engaged in purchases and sales of investments with funds or other accounts that are managed by the Adviser (or an affiliate of the Adviser). These purchases and sales transactions complied with Rule 17a-7 under the Act and aggregated to $278,100 and $141,012, respectively.

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	(Depreciation)
$47,491,611	$1,487,026	$(1,182,235)	$304,791
28

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Qualified
Undistributed	Accumulated	Late Year	Other	Unrealized
Ordinary	Capital	Loss	Temporary	Appreciation
Income	Losses	Deferred*	Differences	(Depreciation)	Total
$ —	$(31,046,082)	$(79,432)	$(60,270)	$304,216	$(30,881,568)

*	Qualified late year losses incurred after October 31, 2017 are deemed to arise on the January 1, 2018.

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended	Period Ended
	December 31,	December 31,
	2017	2016
Ordinary income	$5,701,414	$3,160,951
Return of Capital	—	2,113,775
Total	$5,701,414	$5,274,726

At December 31, 2017, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term	Long-Term
Capital Losses	Capital Losses
with No Expiration	with No Expiration	Total
$(30,180,698)	$(865,384)	$(31,046,082)

Additionally, the Fund utilized $5,390,102 of its capital loss carryover available from prior years.

During the period ended December 31, 2017 as a result of permanent book to tax differences primarily due to foreign currency gains and losses and the expiration of a capital loss carryforward, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase	Increase
(Decrease)	(Decrease)	Increase
in Accumulated	in Accumulated	(Decrease)
Net Investment	Net Realized Gain	in Aggregate
Income	(Loss)	Paid in Capital
$(59,679)	$59,679	$—

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be

29

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the EU by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the European Union and the United Kingdom. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

The Fund may invest directly in the Russian local market. As a result of certain events, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

A more complete description of risks is included in each Fund’s prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses

30

which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
Class A
Shares sold	269,296	550,603
Shares reinvested	55,569	38,014
Shares redeemed	(772,572)	(1,082,257)
Net decrease	(447,707)	(493,640)
Class C
Shares sold	51,754	73,145
Shares reinvested	24,987	16,470
Shares redeemed	(127,549)	(241,195)
Net decrease	(50,808)	(151,580)
Class I
Shares sold	51,359	120,375
Shares reinvested	35,540	32,070
Shares redeemed	(8,202,241)	(7,528,594)
Net decrease	(8,115,342)	(7,376,149)
Class Y
Shares sold	541,511	1,486,652
Shares reinvested	122,610	81,377
Shares redeemed	(2,328,727)	(1,576,154)
Net decrease	(1,664,606)	(8,125)

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the

31

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

average daily loan balance during the forty-seven days period for which a loan was outstanding amounted to $3,396,995 and the average interest rate was 2.41%. At December 31, 2017, the Fund had no borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Unconstrained Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Unconstrained Emerging Markets Bond Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Unconstrained Emerging Markets Bond Fund (one of the Funds constituting the VanEck Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 23, 2018

33

UNCONSTRAINED EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date	Payable Date	Total Ordinary Income Per Share
01/20/2017	01/23/2017	$0.020
02/21/2017	02/22/2017	0.034
03/22/2017	03/23/2017	0.041
04/20/2017	04/21/2017	0.048
05/22/2017	05/23/2017	0.053
06/22/2017	06/23/2017	0.037
07/20/2017	07/21/2017	0.032
08/22/2017	08/23/2017	0.047
09/21/2017	09/22/2017	0.051
10/23/2017	10/24/2017	0.078
11/20/2017	11/21/2017	0.044
12/20/2017	12/21/2017	0.061
Total		$0.546
Qualified Dividend Income for Individuals		—
Dividends Qualifying for the Dividends Received Deduction for Corporations		—
Foreign Source Income		97.99%

The Fund did not pay any foreign taxes to shareholders. However, you may use your share of the foreign source income paid by the Fund on Form 1116 (Form 1118 for corporations) if you are claiming a foreign tax credit on taxes received from other sources. To determine your share of foreign source income, multiply this percentage by the amount shown in Box 1a of Form 1099-DIV. If you did not receive a Form 1099-DIV, multiply this percentage by the amount of ordinary dividends you received.

34

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
35

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

36

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).
37

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
38

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	UEMBAR

ANNUAL REPORT December 31, 2017

VanEck Funds

VanEck Morningstar Wide Moat Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■   open an account or give us your income information

■   provide employment information or give us your contact information

■   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes—information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK MORNINGSTAR WIDE MOAT FUND

December 31, 2017 (unaudited)

Dear Shareholder,

The VanEck Morningstar Wide Moat Fund (the “Fund”) returned +6.15% (Class I shares) for the period from November 6, 2017 (the Fund’s inception) to December 31, 2017.

The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (MWMFTR, the “Index”),1 which is intended to track the overall performance of attractively priced companies with sustainable competitive advantages according to Morningstar’s equity research team. For the period, the Index returned +6.29%.

•	The Index contains at least 40 attractively priced U.S. companies with sustainable competitive advantages, or “moats”

•	Morningstar equity analysts use a rigorous proprietary process to determine if a company has an economic moat, which may allow them to earn above average returns on capital over a long period of time

•	Companies included in the Index are also determined to be trading at attractive prices relative to Morningstar’s estimate of fair value

Fund Review

Stocks in 41 companies, either held at yearend or held at some point during the period under review, contributed positively to the Fund’s return. Similarly 10 companies, either held at yearend or held at some point during the period under review, detracted from performance.

The primary driver of performance was the Fund’s exposure to the consumer discretionary sector. Stocks in the healthcare and financial sectors also contributed solid positive returns. The information technology sector was the single sector to detract from the Fund’s performance.

Of these stocks, the top five performers were: L Brands, Inc. (3.1% of Fund net assets†), Twenty-First Century Fox, Inc. (2.8% of Fund net assets†), Express Scripts Holding Company (2.7% of Fund net assets†), AmerisouceBergen Corp. (2.6% of Fund net assets†), and Lowe’s Companies, Inc. (2.9% of Fund net assets†).

The bottom five performers were: General Electric Company (2.1% of Fund net assets†), Veeva Systems, Inc. (2.5% of Fund net assets†), Guidewire Software, Inc. (1.3% of Fund net assets†), Allergan plc (2.1% of Fund net assets†), and TransDigm Group Inc. (2.5% of Fund net assets†).

1

VANECK MORNINGSTAR WIDE MOAT FUND

(unaudited) (continued)

Access investment and market insights from VanEck’s investment professionals by subscribing to our blogs. To subscribe to the Moat Investing updates, which include monthly index performance reviews highlighting individual companies, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

All mutual funds are subject to market risk, including possible loss of principal. An investment in the Fund may be subject to risks which include, among others, investing in the healthcare, consumer discretionary, industrials, information technology and financial services sectors, medium-capitalization companies, equity securities, market, operational, high portfolio turnover, index tracking, replication management, non-diversified, and concentration risks, which may make these investments volatile in price or difficult to trade. Medium-capitalization companies may be subject to elevated risks. The Fund’s assets may be concentrated in a particular sector and may be subject to more risk than investments in a diverse group of sectors. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We appreciate your participation in the VanEck Morningstar Wide Moat Fund, and we look forward to helping you meet your investment goals in the future.

Peter H. Liao Portfolio Manager January 18, 2017	Gregory F. Krenzer Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2017.
2

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).
3

VANECK MORNINGSTAR WIDE MOAT FUND

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

Total Return 12/31/17	Class I-MWMIX Before Sales Charge	Morningstar Wide Moat	S&P 500
Life* (cumulative)	6.15%	6.29%	3.54%

Total Return 12/31/17	Class Z-MWMZX Before Sales Charge	Morningstar Wide Moat	S&P 500
Life* (cumulative)	6.17%	6.29%	3.54%
*	since 11/6/2017 (Class I and Class Z)

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Morningstar® Wide Moat Focus Index is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

S&P 500® Index (S&P 500) consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation).

4

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

VANECK MORNINGSTAR WIDE MOAT FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* November 6, 2017 - December 31, 2017
Morningstar Wide Moat Fund
Class I	Actual	$1,000.00	$1,061.50	0.59%	$0.92
	Hypothetical**	$1,000.00	$1,006.65	0.59%	$0.89
Class Z	Actual	$1,000.00	$1,061.70	0.49%	$0.76
	Hypothetical**	$1,000.00	$1,006.80	0.49%	$0.74

*	Expenses are equal to the Fund’s annualized expense ratio (for the period from November 6, 2017 (commencement of operations) to December 31, 2017), multiplied by the average account value over the period, multiplied by the number of days since commencement of operations divided by the number of the days in the fiscal year.

**	Assumes annual return of 5% before expenses
6

SCHEDULE OF INVESTMENTS
December 31, 2017

Number of Shares		Value

COMMON STOCKS: 100.2%

Banks: 2.6%
2,289	Wells Fargo & Co.	$138,874
Capital Goods: 9.8%
2,007	Emerson Electric Co.	139,868
6,319	General Electric Co.	110,267
481	TransDigm Group, Inc.	132,092
1,081	United Technologies Corp.	137,903
		520,130
Commercial & Professional Services: 2.4%
1,870	Stericycle, Inc. *	127,141
Consumer Durables & Apparel: 5.3%
1,086	NIKE, Inc.	67,929
578	Polaris Industries, Inc.	71,666
1,896	VF Corp.	140,304
		279,899
Consumer Services: 2.4%
2,223	Starbucks Corp.	127,667
Diversified Financials: 4.0%
661	American Express Co.	65,644
1,229	The Bank of New York Mellon Corp.	66,194
1,580	The Charles Schwab Corp.	81,165
		213,003
Food & Staples Retailing: 2.3%
1,661	CVS Caremark Corp.	120,423
Food, Beverage & Tobacco: 2.4%
3,014	Mondelez International, Inc.	128,999
Health Care Equipment & Services: 18.7%
1,530	AmerisourceBergen Corp.	140,485
2,029	Cardinal Health, Inc.	124,317
1,934	Express Scripts Holding Co. *	144,354
Number of Shares		Value

Health Care Equipment & Services (continued):
854	McKesson Corp.	$133,181
1,539	Medtronic Plc	124,274
1,732	Patterson Cos, Inc.	62,577
2,386	Veeva Systems, Inc. *	131,898
1,095	Zimmer Biomet Holdings, Inc.	132,134
		993,220
Materials: 4.9%
1,865	Compass Minerals International, Inc.	134,746
1,078	Monsanto Co.	125,889
		260,635
Media: 6.7%
1,072	John Wiley & Sons, Inc.	70,484
1,276	The Walt Disney Co.	137,183
4,247	Twenty-First Century Fox, Inc.	146,649
		354,316
Pharmaceuticals, Biotechnology: 17.6%
667	Allergan Plc	109,108
705	Amgen, Inc.	122,599
402	Biogen, Inc. *	128,065
2,085	Bristol-Myers Squibb Co.	127,769
1,518	Eli Lilly & Co.	128,210
885	Gilead Sciences, Inc.	63,401
2,167	Merck & Co., Inc.	121,937
3,610	Pfizer, Inc.	130,754
		931,843
Real Estate: 1.4%
1,693	CBRE Group, Inc. *	73,324
Retailing: 8.6%
118	Amazon.com, Inc. *	137,997
2,764	L Brands, Inc.	166,448
1,640	Lowe’s Cos, Inc.	152,422
		456,867

See Notes to Financial Statements

7

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Semiconductor: 1.2%
752	Microchip Technology, Inc.	$66,086
Software & Services: 9.9%
910	Guidewire Software, Inc. *	67,577
810	Microsoft Corp.	69,287
1,269	salesforce.com, Inc. *	129,730
Number of Shares		Value

Software & Services (continued):
6,690	The Western Union Co.	$127,177
1,170	Visa, Inc.	133,403
		527,174
Total Common Stocks (Cost: $5,063,718)		5,319,601
Liabilities in excess of other assets: (0.2)%		(11,301)
NET ASSETS: 100.0%		$5,308,300

Footnote:

*	Non-income producing

Summary of Investments by Sector	%of Investments	Value
Consumer Discretionary	22.9%	$1,218,749
Consumer Staples	4.7	249,422
Financials	6.6	351,877
Health Care	36.2	1,925,063
Industrials	12.2	647,271
Information Technology	11.1	593,260
Materials	4.9	260,635
Real Estate	1.4	73,324
	100.0%	$5,319,601

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$5,319,601	$—	$—	$5,319,601
Total	$5,319,601	$—	$—	$5,319,601

*	See Schedule of Investments for industry sector breakouts.

There were no transfers between levels during the period ended December 31, 2017.

See Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (Cost $5,063,718)	$5,319,601
Receivables:
Due from Adviser	79,744
Dividends and interest	5,411
Total assets	5,404,756
Liabilities:
Payables:
Due to custodian	10,552
Accrued expenses	85,904
Total liabilities	96,456
NET ASSETS	$5,308,300
Class I Shares:
Net Assets	$1,061,545
Shares of beneficial interest outstanding	39,863
Net asset value, offering and redemption price per share	$26.63
Class Z Shares:
Net Assets	$4,246,755
Shares of beneficial interest outstanding	159,475
Net asset value, offering and redemption price per share	$26.63
Net Assets consist of:
Aggregate paid in capital	$5,014,195
Net unrealized appreciation	255,882
Undistributed net investment income	1,215
Accumulated net realized gain	37,008
$5,308,300

See Notes to Financial Statements

9

VANECK MORNINGSTAR WIDE MOAT FUND

STATEMENT OF OPERATIONS

For the Period November 6, 2017 (a) through December 31, 2017

Income:
Dividends		$19,350
Expenses:
Management fees	$3,511
Transfer agent fees – Class I	2,727
Transfer agent fees – Class Z	812
Custodian fees	4,753
Professional fees	52,156
Registration fees – Class I	3,044
Registration fees – Class Z	3,044
Reports to shareholders	35,437
Trustees’ fees and expenses	1,015
Other	1,121
Total expenses	107,620
Waiver of management fees	(3,511)
Expenses assumed by the Adviser	(100,129)
Net expenses		3,980
Net investment income		15,370
Net realized gain on:
Investments		37,008
Net change in unrealized appreciation on:
Investments		255,882
Net Increase in Net Assets Resulting from Operations		$308,260
(a) Commencement of Operations.

See Notes to Financial Statements

10

STATEMENT OF CHANGES IN NET ASSETS

For the Period November 6, 2017 (a) through December 31, 2017
Operations:
Net investment income	$15,370
Net realized gain	37,008
Net change in unrealized appreciation	255,882
Net increase in net assets resulting from operations	308,260
Dividends to shareholders from:
Net investment income
Class I Shares	(2,704)
Class Z Shares	(11,451)
Total dividends	(14,155)
Share transactions:
Proceeds from sale of shares
Class I Shares	1,000,020
Class Z Shares	4,000,020
5,000,040
Reinvestment of dividends
Class I Shares	2,704
Class Z Shares	11,451
14,155
Net increase in net assets resulting from share transactions	5,014,195
Total increase in net assets	5,308,300
Net Assets:
Beginning of period	—
End of period #	$5,308,300
# Including undistributed net investment income	$1,215
(a) Commencement of operations.

See Notes to Financial Statements

11

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Period November 6, 2017 (a) through December 31, 2017
Net asset value, beginning of period	$25.15
Income from investment operations:
Net investment income	0.07	(c)
Net realized and unrealized gain on investments	1.48
Total from investment operations	1.55
Less distributions from:
Net investment income	(0.07)
Net asset value, end of period	$26.63
Total return (b)	6.15	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,062
Ratio of gross expenses to average net assets	16.25	%(e)
Ratio of net expenses to average net assets	0.59	%(e)
Ratio to net expenses to average net assets excluding interest expense	0.59	%(e)
Ratio of net investment income to average net assets	1.89	%(e)
Portfolio turnover rate	10	%(d)

(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	For the Period November 6, 2017 (a) through December 31, 2017
Net asset value, beginning of period	$25.15
Income from investment operations:
Net investment income	0.08	(c)
Net realized and unrealized gain on investments	1.47
Total from investment operations	1.55
Less distributions from:
Net investment income	(0.07)
Net asset value, end of period	$26.63
Total return (b)	6.17	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,247
Ratio of gross expenses to average net assets	13.17	%(e)
Ratio of net expenses to average net assets	0.49	%(e)
Ratio to net expenses to average net assets, excluding interest expense	0.49	%(e)
Ratio of net investment income to average net assets	1.99	%(e)
Portfolio turnover rate	10	%(d)

(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

13

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The VanEck Morningstar Wide Moat Fund (the “Fund”) is a non-diversified series of the Trust and seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index. The Fund currently offers two classes of shares: Class I and Z Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects. The Fund commenced operations on November 6, 2017.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of the Van Eck Associated Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of
14

Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
15

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2019, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest

16

payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the period ended December 31, 2017, are as follows:

	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser
Class I	0.59%	$702	$23,745
Class Z	0.49	2,809	76,384

Certain officers of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—Investments— For the period ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $5,561,301 and $534,590, respectively.

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,063,719	$307,450	$(51,568)	$255,882

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Total
$38,223	$255,882	$294,105

The tax character of dividends paid to shareholders during the period ended December 31, 2017 were as follows:

Year Ended December 31, 2017
Ordinary income	$14,155

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be

17

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

recorded related to uncertain tax positions taken on return filings for the current tax year.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value.

The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests.

Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns. Morningstar may be incorrect in its assessment of the competitive advantages of the companies selected for inclusion in the Index, and the securities issued by such companies may underperform Morningstar’s expectations and have an adverse effect on the Fund’s overall performance. There can also be no assurance that wide moat companies will have sustainable competitive advantages for any period of time.

Competitive advantages for wide moat companies may erode in a relatively short period of time due to, among other reasons, changes in laws and regulations, intellectual property rights, economic and political conditions and technological developments.

18

At December 31, 2017, the Adviser owned approximately 100% of Class I and Z.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 7—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

For the Period November 6, 2017* through December 31, 2017
Class I
Shares sold	39,762
Shares reinvested	101
Net increase	39,863
Class Z
Shares sold	159,047
Shares reinvested	428
Net increase	159,475
*	Commencement of operations

Note 8—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2017, the Fund had no borrowings under the Facility.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

19

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

20

VANECK MORNINGSTAR WIDE MOAT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Morningstar Wide Moat Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck Morningstar Wide Moat Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 6, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck Morningstar Wide Moat Fund (one of the Funds constituting the VanEck Funds) at December 31, 2017, the results of its operations, the changes in its net assets and its financial highlights for the period from November 6, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 23, 2018

21

VANECK MORNINGSTAR WIDE MOAT FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date:	12/20/2017
Payable Date:	12/21/2017
Ordinary Income Paid Per Share — Class I	$0.068
Ordinary Income Paid Per Share — Class Z	$0.072
Qualified Dividend Income for Individuals	19.20%
22

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
23

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Charperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
24

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
25

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
26

VANECK FUNDS

APPROVAL OF NEW ADVISORY AGREEMENT

December 31, 2017 (unaudited)

VANECK MORNINGSTAR WIDE MOAT FUND

(the “New Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On September 20, 2017, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), which is comprised exclusively of Independent Trustees, voted to enter into a new advisory agreement (the “New Advisory Agreement”) between the New Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the New Advisory Agreement is set forth below.

In considering the approval of the New Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular and special meetings of the Board and its committees, including information furnished by the Adviser for the meeting of the Board held on September 19-20, 2017 specifically for the purpose of considering the approval of the New Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A description of the New Advisory Agreement and descriptions of the services to be provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the New Fund, the structure of their compensation and the resources available to support these activities;
27

APPROVAL OF NEW ADVISORY AGREEMENT

(unaudited) (continued)

■	Information about the Adviser’s plans to use an index-based investment strategy that the Adviser already uses in its management of an exchange-traded fund (“ETF”), including detailed information about the ETF;

■	A report comparing the proposed management fees and non-investment management expenses of the New Fund with those of other funds with similar investment strategies managed by other investment advisers;

■	Information concerning the Adviser’s compliance program, the resources expected to be devoted to compliance efforts undertaken by the Adviser on behalf of the New Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures to be used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the
28

Adviser’s policy with respect to investments in the New Fund by the Adviser’s investment personnel;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the funds with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to each fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the funds);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the New Fund, including the Adviser’s activities in managing relationships with the New Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the New Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services to be provided by the Adviser; (2) the nature, quality and extent of the services to be performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the New Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the New Fund with a view to reducing non-management expenses of the New Fund; (3) the terms of the New Advisory Agreement and the services to be performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the New Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the New Fund; (5) the quality of the services, procedures and processes that would be used to determine the value of the New Fund’s assets and the actions that would be taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by,

29

APPROVAL OF NEW ADVISORY AGREEMENT

(unaudited) (continued)

regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the New Fund.

The Board considered the fact that the Adviser is managing an ETF that pursues the same investment strategy, and other investment products, including ETFs, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the New Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the New Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the New Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

Performance. The Board did not consider performance results for the New Fund because the New Fund has not yet commenced operations. The Board considered the performance of an ETF managed by the Adviser that pursues that same investment strategy as the New Fund.

Fees and Expenses. When considering the investment advisory fees to be paid by the New Fund to the Adviser, the Board considered the reasonableness of the fees and considered the fees in comparison to other funds with similar investment strategies managed by other investment advisers. The Board also considered the advisory fees that the Adviser receives in connection with its management of an ETF that pursues the same investment strategy as the New Fund. The Board concluded that the advisory fees to be charged to the New Fund are reasonable.

Profitability and Economies of Scale. The Board did not specifically consider the profitability of the Adviser with respect to the management of the New Fund, as the New Fund had not yet commenced operations. At least annually, the Board considers profitability information about the Adviser with respect to its services for all mutual funds within the Van Eck complex of funds and, in connection therewith, the Board will consider the profitability of the New Fund following commencement of operations of the New Fund. The Board also did not specifically consider the extent to which benefits from economies of scale will be realized by the Adviser and shared with the New Fund as the assets

30

under management grow, although such matters are expected to be considered in the future.

Conclusion. In determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the New Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that entering into the New Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved entering into the New Advisory Agreement for an initial two-year period.

31

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
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ANNUAL REPORT December 31, 2017

VanEck Funds

VanEck NDR Managed Allocation Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2017.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?	We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK NDR MANAGED ALLOCATION FUND

December 31, 2017 (unaudited)

Dear Shareholder

The VanEck NDR Managed Allocation Fund (the “Fund”) returned 15.15% (Class A shares, excluding sales charge) for the 12 months ending December 31, 2017. Over this period, the Fund performed in line with its benchmark,1 comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays US Aggregate Bond Index, which returned 15.77%.

The Fund tactically adjusts its asset class exposures across global stocks, U.S. fixed income, and cash using an objective investment process driven by macroeconomic, fundamental, and technical indicators developed with Ned Davis Research (NDR). The model that drives the Fund’s asset class exposures allows the weight-of-the-evidence to determine: (1) broad asset class positioning; (2) regional equity positioning; and (3) U.S. market capitalization and style positioning.

In 2017, the Fund’s asset class positioning was a strong contributor to performance. The Fund’s average exposure to global stocks in 2017 was 75%. This helped performance as global stocks outperformed bonds by 21.08%. We started the year with a significant overweight to stocks, scaled it back gradually into the summer, and then went meaningfully overweight stocks again in the fourth quarter.

The largest detractor from performance during the year was our underweight exposure to the Emerging Markets. Emerging Markets stocks were the top performing equity region last year and we were underexposed to this region. The largest regional equity contributor to performance was our overweight exposure to Europe ex. U.K., which returned 27.81%.

The Fund’s 2017 U.S. market cap and style positioning underperformed its neutral allocation. Our tactical shifts in small cap versus large cap detracted from performance. The Fund was overweight growth over value. This was a positive contributor to performance as growth stocks (Russell 3000 Growth Index) outperformed value stocks (Russell 3000 Value Index) by 16.39%.

Outlook

We are strong advocates of a dynamic approach to asset allocation and believe that right now—given the length of this bull market, rising interest rates, and high geopolitical risk—our case is that much stronger.

We do not take positions based on our personal view of the market, but rely upon the weight-of-the-evidence from objective, data-driven indicators.

1

VANECK NDR MANAGED ALLOCATION FUND

(unaudited) (continued)

While macroeconomic and fundamental research can be great long-term predictors of asset class returns, they are typically poor predictors of timing market events. This is why the Fund, importantly, also incorporates technical research indicators. The combination of these types of indicators allows the Fund to be dynamic and nimble with the ability to adapt quickly to changing market environments.

We believe that, taking the approach we do, we offer investors the ability to thrive in all market conditions.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the asset allocation update, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

All mutual funds are subject to market risk, including possible loss of principal. Because the Fund is a “fund-of-funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities, and derivatives. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Principal risks of investing in foreign securities include changes in currency rates, foreign taxation and differences in auditing and other financial standards. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. Because Van Eck Associates Corporation relies heavily on third-party quantitative models, the Fund is also subject to model and data risk. For a description of these and other risk considerations, please refer to the Fund’s prospectus and summary prospectus, which should be read carefully before you invest.

2

We appreciate your investment in the VanEck NDR Managed Allocation Fund, and we look forward to helping you meet your investment goals in the future.

David Schassler	John Lau
Portfolio Manager	Deputy Portfolio Manager

January 19, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Fund’s benchmark is a blended index consisting of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index. The MSCI ACWI captures large- and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries and covers approximately 85% of the global investable equity opportunity set. The MSCI ACWI benchmark is a gross return index which reinvests as much as possible of a company’s gross dividend distributions. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.
3

VANECK NDR MANAGED ALLOCATION FUND

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/17	Class A- NDRMX After Maximum Sales Charge[1]	Class A- NDRMX Before Sales Charge	60% MSCI ACWI 40% BB US Agg Bond	BBG Barclays US Agg	MSCI ACWI
One Year	8.55%	15.15%	15.77%	21.62%	3.54%
Life* (annualized)	8.46%	12.44%	12.05%	16.73%	1.43%
Life* (cumulative)	14.26%	21.21%	20.53%	28.91%	2.36%

Average Annual Total Return 12/31/17	Class I- NDRUX After Maximum Sales Charge[2]	Class I- NDRUX Before Sales Charge	60% MSCI ACWI 40% BB US Agg Bond	BBG Barclays US Agg	MSCI ACWI
One Year	n/a	15.48%	15.77%	21.62%	3.54%
Life* (annualized)	n/a	12.77%	12.05%	16.73%	1.43%
Life* (cumulative)	n/a	21.79%	20.53%	28.91%	2.36%

Average Annual Total Return 12/31/17	Class Y- NDRYX After Maximum Sales Charge[3]	Class Y- NDRYX Before Sales Charge	60% MSCI ACWI 40% BB US Agg Bond	BBG Barclays US Agg	MSCI ACWI
One Year	n/a	15.45%	15.77%	21.62%	3.54%
Life* (annualized)	n/a	12.72%	12.05%	16.73%	1.43%
Life* (cumulative)	n/a	21.71%	20.53%	28.91%	2.36%

*	since 5/11/2016 (Class A, Class I, and Class Y)
4

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 60/40 benchmark index is a blended index consisting of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index. MSCI ACWI captures large- and mid-capitalization representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries and covers approximately 85% of the global investable equity opportunity set. The MSCI ACWI benchmark is a gross return index which reinvests as much as possible of a company’s gross dividend distributions. Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities.

5

VANECK NDR MANAGED ALLOCATION FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2017 - December 31, 2017
Class A
	Actual	$1,000.00	$1,069.20	1.15%	$6.05
	Hypothetical**	$1,000.00	$1,019.36	1.15%	$5.90
Class I
	Actual	$1,000.00	$1,070.90	0.85%	$4.44
	Hypothetical**	$1,000.00	$1,020.92	0.85%	$4.33
Class Y
	Actual	$1,000.00	$1,070.50	0.90%	$4.70
	Hypothetical**	$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
7

VANECK NDR MANAGED ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

EXCHANGE TRADED FUNDS (a): 99.2%
40,348	iShares Barclays Aggregate Bond Fund	$4,411,247
104,337	iShares MSCI Eurozone ETF	4,526,139
36,483	iShares MSCI Japan ETF	2,186,426
19,977	iShares MSCI Pacific ex Japan ETF	954,900
5,476	iShares MSCI South Korea Capped ETF	410,317
26,966	iShares MSCI Switzerland Capped ETF	959,450
20,481	iShares MSCI United Kingdom ETF	733,629
59,389	iShares Russell 1000 Growth Index Fund	7,998,510
28,841	iShares Russell 1000 Value ETF	3,586,090
Number of Shares		Value

EXCHANGE TRADED FUNDS: (continued)
11,561	iShares Russell 2000 Growth ETF	$2,158,439
7,556	iShares Russell 2000 Value ETF	950,167
50,493	Vanguard FTSE Emerging Markets ETF	2,318,134
53,998	Vanguard Total Bond Market ETF	4,404,617
Total Exchange Traded Funds (Cost: $33,386,872)		35,598,065
MONEY MARKET FUND: 0.8% (Cost: $296,876)
296,876	AIM Treasury Portfolio — Institutional Class	296,876
Total Investments: 100.0% (Cost: $33,683,748)		35,894,941
Other assets less liabilities: 0.0%		13,327
NET ASSETS: 100.0%		$35,908,268

Footnotes:

(a)	Each underlying funds’ shareholder reports and registration documents are available free of charge on the SEC’s website, at http://www.sec.gov/.

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Funds	99.2%	$35,598,065
Money Market Fund	0.8	296,876
	100.0%	$35,894,941

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$35,598,065	$—	$—	$35,598,065
Money Market Fund	296,876	—	—	296,876
Total	$35,894,941	$—	$—	$35,894,941

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at value (Cost: $ 33,683,748)	$35,894,941
Cash	1,998
Receivables:
Shares of beneficial interest sold	45,224
Due from Adviser	27,671
Dividends and interest	172
Total assets	35,970,006
Liabilities:
Payables:
Shares of beneficial interest redeemed	18,508
Due to Distributor	2,104
Deferred Trustee fees	5,038
Accrued expenses	36,088
Total liabilities	61,738
NET ASSETS	$35,908,268
Class A Shares:
Net Assets	$10,005,635
Shares of beneficial interest outstanding	341,418
Net asset value and redemption price per share	$29.31
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$31.10
Class I Shares:
Net Assets	$12,741,159
Shares of beneficial interest outstanding	433,226
Net asset value, offering and redemption price per share	$29.41
Class Y Shares:
Net Assets	$13,161,474
Shares of beneficial interest outstanding	447,896
Net asset value, offering and redemption price per share	$29.39
Net Assets consist of:
Aggregate paid in capital	$33,457,467
Net unrealized appreciation	2,211,194
Undistributed net investment income	8,798
Accumulated net realized gain	230,809
$35,908,268

See Notes to Financial Statements

9

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

Income:
Dividends	$454,405
Expenses:
Management fees	175,718
Distribution fees - Class A	17,525
Transfer agent fees - Class A	20,434
Transfer agent fees - Class I	16,594
Transfer agent fees - Class Y	19,451
Custodian fees	4,445
Professional fees	70,230
Registration fees - Class A	18,747
Registration fees - Class I	18,744
Registration fees - Class Y	18,736
Reports to shareholders	17,963
Insurance	459
Trustees’ fees and expenses	9,671
Interest	635
Other	2,819
Total expenses	412,171
Waiver of management fees	(175,718)
Expenses assumed by the Adviser	(23,528)
Net expenses	212,925
Net investment income	241,480
Net realized gain on:
Investments	834,395
Net Change in unrealized appreciation on:
Investments	1,961,878
Net Increase in Net Assets Resulting from Operations	$3,037,753

See Notes to Financial Statements

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	For the Period May 11, 2016 (a) through December 31, 2016
Operations:
Net investment income	$241,480	$84,297
Net realized gain (loss)	834,395	(665)
Net change in unrealized appreciation	1,961,878	249,316
Net increase in net assets resulting from operations	3,037,753	332,948
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(53,716)	(35,608)
Class I Shares	(87,194)	(30,943)
Class Y Shares	(89,639)	(17,685)
	(230,549)	(84,236)
Net realized gains
Class A Shares	(145,357)	(35,238)
Class I Shares	(185,074)	(30,699)
Class Y Shares	(191,201)	(17,546)
	(521,632)	(83,483)
Total dividends and distributions	(752,181)	(167,719)
Share transactions:
Proceeds from sale of shares
Class A Shares	11,229,450	3,648,598
Class I Shares	9,029,182	3,151,596
Class Y Shares	11,726,060	1,872,048
	31,984,692	8,672,242
Reinvestment of dividends and distributions
Class A Shares	192,529	70,847
Class I Shares	272,268	61,642
Class Y Shares	216,225	35,230
	681,022	167,719
Cost of shares redeemed
Class A Shares	(5,919,961)	(34,291)
Class I Shares	(564,416)	(20,708)
Class Y Shares	(1,415,397)	(93,435)
	(7,899,774)	(148,434)
Net increase in net assets resulting from share transactions	24,765,940	8,691,527
Total increase in net assets	27,051,512	8,856,756
Net Assets:
Beginning of year	8,856,756	—
End of year #	$35,908,268	$8,856,756
# Including accumulated net investment income (loss)	$8,798	$(135)

(a)	Commencement of operations

See Notes to Financial Statements

11

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2017	2016 (a)
Net asset value, beginning of period	$25.97	$25.15
Income from investment operations:
Net investment income	0.22 (b)	0.20
Net realized and unrealized gain on investments	3.71	1.12
Total from investment operations	3.93	1.32
Less dividends and distributions from:
Net investment income	(0.16)	(0.25)
Net realized capital gains	(0.43)	(0.25)
Total dividends and distributions	(0.59)	(0.50)
Net asset value, end of period	$29.31	$25.97
Total return (c)	15.15%	5.27	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,006	$3,724
Ratio of gross expenses to average net assets (f)	2.09%	2.67	%(e)
Ratio of net expenses to average net assets (f)	1.15%	1.15	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	1.15%	1.15	%(e)
Ratio of net investment income to average net assets	0.79%	1.79	%(e)
Portfolio turnover rate	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2017	2016 (a)
Net asset value, beginning of period	$26.02	$25.15
Income from investment operations:
Net investment income	0.35 (b)	0.30
Net realized and unrealized gain on investments	3.67	1.07
Total from investment operations	4.02	1.37
Less dividends and distributions from:
Net investment income	(0.20)	(0.25)
Net realized capital gains	(0.43)	(0.25)
Total dividends and distributions	(0.63)	(0.50)
Net asset value, end of period	$29.41	$26.02
Total return (c)	15.48%	5.47	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$12,741	$3,285
Ratio of gross expenses to average net assets (f)	1.79%	2.40	%(e)
Ratio of net expenses to average net assets (f)	0.85%	0.85	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	0.85%	0.85	%(e)
Ratio of net investment income to average net assets	1.23%	1.95	%(e)
Portfolio turnover rate	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

13

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2017	2016 (a)
Net asset value, beginning of period	$26.01	$25.15
Income from investment operations:
Net investment income	0.36 (b)	0.27
Net realized and unrealized gain on investments	3.65	1.09
Total from investment operations	4.01	1.36
Less dividends and distributions from:
Net investment income	(0.20)	(0.25)
Net realized capital gains	(0.43)	(0.25)
Total dividends and distributions	(0.63)	(0.50)
Net asset value, end of period	$29.39	$26.01
Total return (c)	15.45%	5.43	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$13,161	$1,848
Ratio of gross expenses to average net assets (f)	1.75%	2.90	%(e)
Ratio of net expenses to average net assets (f)	0.90%	0.90	%(e)
Ratio of net expenses to average net assets excluding interest expense (f)	0.90%	0.90	%(e)
Ratio of net investment income to average net assets	1.25%	2.12	%(e)
Portfolio turnover rate	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The NDR Managed Allocation Fund (the “Fund”) is a diversified series of the Trust and seeks to achieve its investment objective by investing in exchange traded products using a customized version of a global tactical asset allocation model developed by Ned Davis Research, Inc. The Fund currently offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates
15

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
16

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

E.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.
17

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2017, are as follows:

	Expense Limitation	Waiver of Management Fees	Expenses Assumed by the Adviser
NDR Managed Allocation Fund
Class A	1.15%	$56,060	$9,452
Class I	0.85	55,380	9,710
Class Y	0.90	64,278	4,366

For the year ended December 31, 2017, Van Eck Securities Corporation (the “Distributor”), and affiliate and wholly-owned subsidiary of the Adviser, received a total of $20,419 in sales loads relating to the sale of shares of the Fund, of which $17,573 was reallowed to broker/dealers and the remaining $2,846 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—Investments—For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $74,293,057 and $49,528,075, respectively.

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$33,713,808	$2,217,886	$(36,753)	$2,181,133

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

18

Undistributed Ordinary Income	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
$274,705	$(5,037)	$2,181,133	$2,450,801

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016 were as follows:

	Year Ended December 31, 2017	Period Ended December 31, 2016
Ordinary income*	$752,181	$167,719

*	Includes short-term capital gains.

During the period ended December 31, 2017 as a result of permanent book to tax differences, primarily due to differences in the character of distributions from underlying investments, the Fund incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Accumulated Net Investment Income	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$(1,998)	$ 1,998	$—

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities. The Fund may indirectly own foreign securities. Securities of foreign issuers

19

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At December 31, 2017, the Adviser owned approximately 32% of Class A, 40% of Class I, and 28% of Class Y.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

20

	NDR Managed Allocation Fund
	Year Ended December 31, 2017	Period Ended May 11, 2016* through December 31, 2016
Class A
Shares sold	397,728	141,999
Shares reinvested	6,583	2,724
Shares redeemed	(206,300)	(1,316)
Net increase	198,011	143,407
Class I
Shares sold	317,390	124,663
Shares reinvested	9,277	2,363
Shares redeemed	(19,676)	(791)
Net increase	306,991	126,235
Class Y
Shares sold	418,000	73,311
Shares reinvested	7,372	1,351
Shares redeemed	(48,520)	(3,618)
Net increase	376,852	71,044

*	Commencement of operations

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the average daily loan balance during the 5 day period for which a loan was outstanding amounted to $1,818,887 and the average interest rate was 2.54%. At December 31, 2017, the Fund had no borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

21

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck NDR Managed Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck NDR Managed Allocation Fund (the “Fund”) (one of the Funds constituting the VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and the period from May 11, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck NDR Managed Allocation Fund (one of the Funds constituting the VanEck Funds) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2017 and the period from May 11, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
February 23, 2018

23

VANECK NDR MANAGED ALLOCATION FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record Date:	12/20/2017
Payable Date:	12/21/2017
Ordinary Income Paid Per Share — Class A	$ 0.593
Ordinary Income Paid Per Share — Class I	$ 0.637
Ordinary Income Paid Per Share — Class Y	$ 0.636
Qualified Dividend Income for Individuals	27.45%	*
Dividends Qualifying for the Dividends Received Deduction for Corporations	13.80%	*
Interest from Federal Obligations	3.52%	*
Foreign Source Income	10.71%	*
Foreign Taxes Paid Per Share	$ 0.013568

The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend income is exempt from state income tax.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.
24

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
25

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	67	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, GH Insurance Trusts, 2012 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to December 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
26

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of VESC and VEARA (since 2009); Officer of other investment companies advised by the Adviser.

F. Michael Gozzillo 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President (since 2016) and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010).
27

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Senior Vice President (since 2016), Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
28

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	NDRAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably described in this Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2017 and
     December 31, 2016, were $260,810 and $266,167, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2017 and December 31, 2016, were $71,175 and $100,677, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Shaner, Short,
     Stamberger and Stelzl and Ms. Pigott currently serve as members of the Audit
     Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
         INVESTMENT COMPANIES.

(a)  Not applicable.

(b)  Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VanEck Funds

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date April 4, 2018
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date April 4, 2018
     -------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date April 4, 2018
     -------------